UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund:  BlackRock Funds II

BlackRock Floating Rate Income Portfolio

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service:  John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:  (800) 441-7762

Date of fiscal year end: 08/31/2017

Date of reporting period: 08/31/2017

EXPLANATORY NOTE:  This filing relates solely to the BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds II. BlackRock Funds II is filing this amendment (the “Amendment”) to its Form N-CSR for the year ended August 31, 2017, originally filed on Form N-CSR with the Securities and Exchange Commission on November 3, 2017 (Accession Number 0001193125-17-332173). The sole purpose of the Amendment is to restate the Report of the Independent Registered Public Accounting Firm of the BlackRock Floating Rate Income Portfolio to include a sentence that was mistakenly omitted. Except as set forth above, the Amendment does not amend, update or change any other items or disclosures found in the Form N-CSR filed on November 3, 2017.

Item 1 – Report to Stockholders

AUGUST 31, 2017

ANNUAL REPORT	BLACKROCK®

BlackRock Floating Rate Income Portfolio	of BlackRock Funds II

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended August 31, 2017, risk assets, such as stocks and high-yield bonds, continued to deliver strong performance. These markets showed great resilience during a period with big surprises, including the aftermath of the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election, which brought only brief spikes in equity market volatility. These expressions of isolationism and discontent were countered by the closely watched and less surprising elections in France, the Netherlands and Australia.

Interest rates rose, which worked against high-quality assets with more interest rate sensitivity. As a result, longer-term U.S. Treasuries posted negative returns, as rising energy prices, modest wage increases, and steady job growth led to expectations of higher inflation and anticipation of interest rate increases by the U.S. Federal Reserve (the “Fed”).

Market prices began to reflect reflationary expectations toward the end of 2016, as investors sensed that a global recovery was afoot. And those expectations have been largely realized in 2017, as many countries throughout the world experienced sustained and synchronized growth for the first time since the financial crisis. Growth rates and inflation are still relatively low, but they are finally rising together.

The Fed responded to these positive developments by increasing interest rates three times and setting expectations for additional interest rate increases. The Fed also appears to be approaching the implementation of its plan to reduce the vast balance sheet reserves that provided liquidity to the global economy in the aftermath of the financial crisis in 2008. Also, growing skepticism about the near-term likelihood of significant U.S. tax reform and infrastructure spending has tempered reflationary expectations in the United States.

By contrast, the European Central Bank and the Bank of Japan reiterated their commitments to economic stimulus and balance sheet expansion despite nascent signs of sustained economic growth in both countries. The Eurozone also benefited from the relatively stable political environment, which is creating momentum for economic reform and pro-growth policies.

Financial markets — and to an extent the Fed — have adopted a “wait-and-see” approach to the economic data and potential fiscal stimulus. Escalating tensions with North Korea and our nation’s divided politics are significant concerns. Nevertheless, benign credit conditions, modest inflation, and the positive outlook for growth in the world’s largest economies have kept markets relatively tranquil.

However, the capacity for rapid global growth is restrained by structural factors, including an aging population in developed countries, low productivity growth, and excess savings. Cyclical factors, such as the Fed moving toward the normalization of monetary policy and the length of the current expansion, also limit economic growth. Tempered economic growth and high valuations across most assets have laid the groundwork for muted returns going forward. At current valuation levels, potential equity gains will likely be closely tied to the pace of earnings growth, which has remained solid thus far in 2017.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2017
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.65%	16.23%
U.S. small cap equities (Russell 2000® Index)	2.04	14.91
International equities (MSCI Europe, Australasia, Far East Index)	12.14	17.64
Emerging market equities (MSCI Emerging Markets Index)	18.02	24.53
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.40	0.62
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.10	(3.26)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.74	0.49
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.51	0.92
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.03	8.62

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE NOT PART OF YOUR FUND REPORT

Table of Contents

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Shareholders Who Hold Accounts Directly with BlackRock:

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   instructions

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	3

Fund Summary as of August 31, 2017

Investment Objective

BlackRock Floating Rate Income Portfolio’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended August 31, 2017, the Fund underperformed the benchmark S&P®/LSTA Leveraged Loan Index.

What factors influenced performance?

•

The Fund generally underweights the more distressed loan assets, and this detracted from performance relative to the benchmark as loans rated CCC and below led performance within the asset class over the period. From a sector perspective, security selection within technology and metals & mining detracted from relative performance, as did an underweighting of oil field services within energy.

•

From a credit-rating perspective, the largest contributors to performance were selection within B-rated names and an underweight to and selection within BB-rated loans. On a sector basis, the largest relative contributors included the Fund’s underweight to and security selection within retailers, and security selection within electric and pharmaceuticals. From an asset allocation standpoint, the Fund’s out-of-benchmark tactical allocations to high yield corporate bonds and collateralized loan obligations (”CLOs”) were beneficial to performance during the period.

Describe recent portfolio activity.

•

During the period, the Fund modestly increased out-of-benchmark tactical positions in high yield bonds and CLOs. As the majority of the bank loan market trades above par, these tactical holdings were designed to add potential upside to the Fund’s performance. The Fund reduced exposure to the consumer cyclical space, on the view that the leisure and retail sectors continued to show fundamental weaknesses. By contrast, the Fund added to its communications holdings over the period, with a focus on cable & satellite and wireless loans. Within energy, the Fund continued to avoid sectors such as oil field services where credit profiles appear weaker. From a credit rating standpoint, the Fund reduced positioning in B-rated credits, while adding selectively to CCC-rated names. The Fund’s core issuer and credit biases remained centered on cash-flow views and determination of a specific catalyst and/or idiosyncratic characteristics.

•

At period end, the Fund had a modestly elevated cash level. The Fund remained patient in spending cash in the secondary market due to prepayments and secondary market prices at elevated levels relative to limited call protection. The Fund’s cash position did not have a material impact on performance for the period.

Describe portfolio positioning at period end.

•

At period end, the Fund held a majority of its portfolio in floating rate bank loans, with tactical positions in high yield corporate bonds and CLOs. In terms of credit rating, the Fund was underweight distressed issuers rated CC and below on an unfavorable view of their downside potential. From a sector perspective, the Fund’s biggest overweight was to communications, with a focus on cable & satellite and wireless loans. In addition, the Fund favored higher quality names within independent energy. By contrast, retail, media & entertainment and airlines were underweighted. Largest issuer overweights included Level 3 Communications, Inc. (wirelines), Altice NV (cable & satellite), and Ligado Networks (wireless).

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Floating Rate Loan Interests	93%
Corporate Bonds	6
Asset-Backed Securities	1

[1]	Total investments exclude short-term securities and options purchased.

Credit Quality Allocations[1]	Percent of Total Investments[2]
BBB/Baa	9%
BB/Ba	43
B	41
CCC/Caa	4
N/R3	3

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total investments exclude short-term securities and options purchased.

[3]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as instruments rated AAA/Aaa.

4	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund normally invests at least 80% of its assets in floating rate investments and investments that are the economic equivalent of floating rate investments, which effectively enables the Fund to achieve a floating rate of income.

[3]	An unmanaged market value-weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments.

Performance Summary for the Period Ended August 31, 2017
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.63%	3.63%	1.45%	5.01%	N/A	4.13%	N/A	3.90%	N/A
Investor A	3.24	3.24	1.30	4.69	2.07%	3.81	3.28%	3.59	3.33%
Investor C	2.59	2.58	0.83	3.94	2.94	3.03	3.03	2.83	2.83
Investor C1	2.86	2.85	0.96	4.11	N/A	3.30	N/A	3.09	N/A
Class K	3.64	3.49	1.37	5.05	N/A	4.14	N/A	3.93	N/A
S&P®/LSTA Leveraged Loan Index	—	—	1.49	5.80	N/A	4.24	N/A	4.88	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During the Period[5]	Beginning Account Value March 1, 2017	Ending Account Value August 31, 2017	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,014.50	$3.40	$1,000.00	$1,021.83	$3.41	0.67%
Investor A	$1,000.00	$1,013.00	$4.97	$1,000.00	$1,020.27	$4.99	0.98%
Investor C	$1,000.00	$1,008.30	$8.61	$1,000.00	$1,016.64	$8.64	1.70%
Investor C1	$1,000.00	$1,009.60	$7.29	$1,000.00	$1,017.95	$7.32	1.44%
Class K	$1,000.00	$1,013.70	$3.35	$1,000.00	$1,021.88	$3.36	0.66%

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	5

About Fund Performance

The Fund acquired the assets and liabilities of BlackRock Senior Floating Rate Fund, Inc. (the “Predecessor Fund”) in a reorganization on March 21, 2011. The Predecessor Fund’s performance and financial history have been adopted by the Fund and are used going forward from the date of reorganization.

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 21, 2011, Institutional Shares’ performance results are those of the Predecessor Fund restated to reflect Institutional Shares’ fees. Prior to Class K Shares’ inception date on March 28, 2016, Class K Share performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 2.50% and a service fee of 0.25% per year (but no distribution fee). Prior to March 21, 2011, Investor A Shares’ performance results are those of the Predecessor Fund restated to reflect Investor A Shares’ fees. Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C and Investor C1 Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. However, Investor C1 Shares are only available for issuance to shareholders of BlackRock Senior Floating Rate Fund II, Inc. in connection with such fund’s reorganization and for dividend and capital gain reinvestment by existing shareholders, and will not be subject to CDSCs upon the sale of shares of the Fund received in the reorganization and shares acquired through the reinvestment of dividends and capital gains by existing shareholders. In addition, Investor C and Investor C1 Shares are subject to a distribution fee of 0.75% and

0.50% per year, respectively, and a service fee of 0.25% and 0.25% per year, respectively. Prior to March 21, 2011, Investor C and Investor C1 Shares’ performance results are those of the Predecessor Fund restated to reflect Investor C and Investor C1 Shares’ fees, respectively.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

6	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown on the previous pages (which is based on a hypothetical investment of $1,000 invested on March 1, 2017 and held through August 31, 2017) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	7

Schedule of Investments August 31, 2017	(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)(b)		Par (000)	Value
ALM V Ltd., Series 2012-5A, Class BR, (3 mo. LIBOR US + 3.000%), 4.30%, 10/18/27	USD	630	$631,927
ALM VII R Ltd., Series 2013-7RA, Class BR, (3 mo. LIBOR US + 2.700%), 4.00%, 10/15/28		750	757,367
AMMC CLO 15 Ltd., Series 2014-15A, Class D, (3 mo. LIBOR US + 4.200%), 5.42%, 12/09/26		1,400	1,421,186
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class DR, (3 mo. LIBOR US + 3.550%), 4.85%, 7/15/30		1,250	1,250,971
Apidos CLO XII, Series 2013-12A, Class D, (3 mo. LIBOR US + 3.050%), 4.35%, 4/15/25		1,000	1,000,024
Apidos CLO XIX, Series 2014-19A, Class CR, (3 mo. LIBOR US + 2.200%), 3.50%, 10/17/26		1,000	1,001,522
Apidos CLO XXI, Series 2015-21A, Class C, (3 mo. LIBOR US + 3.550%), 4.85%, 7/18/27		750	752,626
Ares XL CLO Ltd., Series 2016-40A, Class C, (3 mo. LIBOR US + 3.700%), 5.00%, 10/15/27		1,000	1,008,449
Ares XXXII CLO Ltd., Series 2014-32A, Class CR, (3 mo. LIBOR US + 3.450%), 4.77%, 11/15/25		1,000	1,000,102
Ares XXXIII CLO Ltd., Series 2015-1A, Class B2R, (3 mo. LIBOR US + 2.800%), 4.02%, 12/05/25		1,000	1,009,986
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class DR, (3 mo. LIBOR US + 3.600%), 4.90%, 10/15/26		1,750	1,752,715
Atrium XII, Series 12A, Class D, (3 mo. LIBOR US + 3.900%), 5.21%, 10/22/26		1,500	1,502,687
Babson CLO Ltd., Series 2013-IIA, Class BR, (3 mo. LIBOR US + 2.250%), 3.55%, 1/18/25		1,000	1,001,110
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class A2R, (3 mo. LIBOR US + 2.050%), 3.36%, 1/20/29		2,750	2,776,578
Benefit Street Partners CLO VI Ltd.:
Series 2015-VIA, Class C, (3 mo. LIBOR US + 3.700%), 5.00%, 4/18/27		1,000	999,990
Series 2015-VIA, Class CR, (3 mo. LIBOR US + 3.450%), 0.00%, 10/18/29 (c)		1,000	1,000,000
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class B, (3 mo. LIBOR US + 2.950%), 4.25%, 7/18/27		250	250,183
Benefit Street Partners CLO VIII Ltd.:
Series 2015-8A, Class B, (3 mo. LIBOR US + 3.000%), 4.31%, 1/20/28		500	502,398
Series 2015-8A, Class C, (3 mo. LIBOR US + 3.900%), 5.21%, 1/20/28		500	500,296
BlueMountain CLO Ltd.:
Series 2015-2A, Class E, (3 mo. LIBOR US + 5.350%), 6.65%, 7/18/27		750	739,867
Series 2015-4A, Class D2, (3 mo. LIBOR US + 4.050%), 5.36%, 1/20/27		750	756,525

Asset-Backed Securities (a)(b)		Par (000)	Value
Carlyle Global Market Strategies CLO Ltd.:
Series 2014-3A, Class BR, (3 mo. LIBOR US + 2.150%), 3.47%, 7/27/26	USD	1,000	$1,001,624
Series 2015-2A, Class C, (3 mo. LIBOR US + 3.750%), 5.07%, 4/27/27		750	751,316
CIFC Funding Ltd.:
Series 2013-4A, Class DR, (3 mo. LIBOR US + 3.350%), 4.67%, 11/27/24		750	752,149
Series 2014-2A, Class A3LR, (3 mo. LIBOR US + 2.250%), 3.57%, 5/24/26		945	946,269
Series 2015-1A, Class D, (3 mo. LIBOR US + 4.000%), 5.31%, 1/22/27		600	604,060
Dryden 36 Senior Loan Fund, Series 2014-36A, Class CR, (3 mo. LIBOR US + 2.800%), 4.10%, 1/15/28		1,000	1,011,786
GoldentTree Loan Management U.S. CLO 1 Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.200%), 3.51%, 4/20/29		1,000	1,000,546
Grippen Park CLO Ltd., Series 2017-1A, Class C, (3 mo. LIBOR US + 2.300%), 3.55%, 1/20/30		470	470,337
Highbridge Loan Management Ltd.:
Series 6A-2015, Class C, (3 mo. LIBOR US + 3.070%), 4.38%, 5/05/27		750	750,780
Series 6A-2015, Class D, (3 mo. LIBOR US + 3.650%), 4.96%, 5/05/27		950	950,617
LCM XVII LP, Series 17A, Class D, (3 mo. LIBOR US + 3.500%), 4.80%, 10/15/26		1,000	1,002,576
MP CLO VII Ltd., Series 2015-1A, Class D, (3 mo. LIBOR US + 3.650%), 4.95%, 4/18/27		970	963,479
Neuberger Berman CLO XVIII Ltd., Series 2014-18A, Class CR, (3 mo. LIBOR US + 4.250%), 5.56%, 11/14/27		1,500	1,511,657
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class D1, (3 mo. LIBOR US + 4.200%), 5.51%, 1/23/27		750	755,679
OZLM IX Ltd., Series 2014-9A, Class CR, (3 mo. LIBOR US + 3.550%), 4.86%, 1/20/27		750	750,889
OZLM XIV Ltd., Series 2015-14A, Class C, (3 mo. LIBOR US + 4.350%), 5.65%, 1/15/29		950	956,690
Pinnacle Park CLO Ltd., Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.650%), 3.95%, 4/15/26		625	625,316
Sound Point CLO IV Ltd., Series 2013-3A, Class DR, (3 mo. LIBOR US + 3.400%), 4.71%, 1/21/26		1,500	1,500,698
Symphony CLO XVII Ltd., Series 2016-17A, Class D, (3 mo. LIBOR US + 4.800%), 6.10%, 4/15/28		750	761,472
Voya CLO Ltd., Series 2013-3A, Class A2R, (3 mo. LIBOR US + 1.500%), 2.80%, 1/18/26		500	500,020
Total Asset-Backed Securities — 1.1%			39,184,469

Portfolio Abbreviations
AKA	Also known as	FKA	Formerly known as	OTC	Over-the-Counter
CLO	Collateralized Loan Obligation	GBP	British Pound	PIK	Payment-in-kind
ETF	Exchange-Traded Fund	LIBOR	London Interbank Offered Rate	USD	U.S. Dollar

See Notes to Financial Statements.

8	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Schedule of Investments (continued)

Common Stocks		Shares	Value
Banks — 0.0%
New Holdings LLC (Total Safety) (d)		1,269	$448,380
Chemicals — 0.0%
GEO Specialty Chemicals, Inc. (c)(d)		235,827	75,465
GEO Specialty Chemicals, Inc. (a)(c)(d)		39,151	12,528

			87,993
Diversified Consumer Services — 0.0%
Education Management Corp. (c)(d)		1,532,378	15
Health Care Equipment & Supplies — 0.0%
New Millennium Holdco, Inc. (a)		71,823	76,498
Machinery — 0.0%
Ameriforge Group, Inc. (c)(d)		5,385	145,395
Oil, Gas & Consumable Fuels — 0.0%
Tex Energy LLC (c)(d)		241,753	253,841
Specialty Retail — 0.0%
TRM Holdco Corp. (c)(d)		972,357	10
Total Common Stocks — 0.0%			1,012,132

Corporate Bonds		Par (000)
Chemicals — 0.2%
Momentive Performance Materials, Inc., 3.88%, 10/24/21	USD	6,825	6,842,063
Commercial Services & Supplies — 0.1%
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (a)		1,925	2,127,125
Tervita Escrow Corp., 7.63%, 12/01/21 (a)		3,060	3,075,300

			5,202,425
Consumer Finance — 0.1%
Ally Financial, Inc., 8.00%, 11/01/31		1,625	2,092,187
Containers & Packaging — 0.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 7.25%, 5/15/24 (a)		1,825	2,013,157
Reynolds Group Issuer, Inc., (3 mo. LIBOR US + 3.500%), 4.80%, 7/15/21 (a)(b)		10,890	11,094,187

			13,107,344
Diversified Financial Services — 0.3%
Altice Financing SA:
6.63%, 2/15/23 (a)		2,210	2,337,075
7.50%, 5/15/26 (a)		5,375	5,886,700
Altice U.S. Finance I Corp., 5.50%, 5/15/26 (a)		1,900	2,010,437
Virgin Media Secured Finance PLC, 5.25%, 1/15/26 (a)		1,900	1,976,000

			12,210,212
Diversified Telecommunication Services — 0.1%
Avaya, Inc., 7.00%, 4/01/19 (a)(d)(e)		5,545	4,671,663
Electric Utilities — 0.0%
Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/05/20 (a)(c)(d)(e)		5,909	1
Health Care Providers & Services — 0.4%
CHS/Community Health Systems, Inc., 5.13%, 8/01/21		11,470	11,484,337
Envision Healthcare Corp., 6.25%, 12/01/24 (a)		1,701	1,832,827
HCA, Inc., 5.25%, 6/15/26		1,825	1,964,156

			15,281,320

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure — 0.3%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.63%, 5/01/24	USD	3,430	$3,730,125
Scientific Games International, Inc., 7.00%, 1/01/22 (a)		5,740	6,127,450

			9,857,575
Insurance — 0.1%
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (a)		3,410	3,883,137
Media — 0.7%
Clear Channel Worldwide Holdings, Inc.:
Series B, 7.63%, 3/15/20		3,665	3,651,256
Series B, 6.50%, 11/15/22		3,555	3,661,650
CSC Holdings LLC, 10.88%, 10/15/25 (a)		2,319	2,852,370
SFR Group SA:
6.25%, 5/15/24 (a)		2,165	2,278,663
7.38%, 5/01/26 (a)		12,688	13,703,294

			26,147,233
Metals & Mining — 1.1%
Constellium NV, 6.63%, 3/01/25 (a)		1,900	1,995,000
Freeport-McMoRan, Inc.:
2.38%, 3/15/18		8,436	8,436,000
3.10%, 3/15/20		3,700	3,700,000
3.88%, 3/15/23		3,850	3,811,500
Novelis Corp., 6.25%, 8/15/24 (a)		9,005	9,511,531
Teck Resources Ltd., 3.75%, 2/01/23		13,722	13,817,368

			41,271,399
Oil, Gas & Consumable Fuels — 1.6%
Blackstone CQP Holdco LP:
6.50%, 3/20/21 (a)		9,607	9,902,606
6.00%, 8/18/21 (a)		1,558	1,556,173
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24		3,750	4,265,625
CONSOL Energy, Inc., 5.88%, 4/15/22		13,334	13,334,000
Great Western Petroleum LLC/Great Western Finance Corp., 9.00%, 9/30/21 (a)		5,640	5,611,800
Halcon Resources Corp., 6.75%, 2/15/25 (a)		7,478	7,515,390
MEG Energy Corp., 6.50%, 1/15/25 (a)		11,968	11,115,280
NGPL PipeCo LLC:
4.38%, 8/15/22 (a)		2,620	2,692,050
4.88%, 8/15/27 (a)		1,820	1,874,600

			57,867,524
Pharmaceuticals — 0.1%
Valeant Pharmaceuticals International, Inc., 6.50%, 3/15/22 (a)		3,428	3,595,115
Software — 0.0%
Symantec Corp., 5.00%, 4/15/25 (a)		1,700	1,780,240
Wireless Telecommunication Services — 0.0%
Sprint Communications, Inc., 7.00%, 8/15/20		1,775	1,945,844
Total Corporate Bonds — 5.5%			205,755,282

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	9

Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
Aerospace & Defense — 1.1%
DAE Aviation Holdings, Inc., Term Loan, 7/07/22 (f)	USD	2,355	$2,360,887
Sequa Mezzanine Holdings LLC:
Initial Term Loan (First Lien) (2 mo. LIBOR US + 5.50%, 1.00% Floor), 6.76%, 11/28/21 (g)		18	17,635
Initial Term Loan (First Lien) (3 mo. LIBOR US + 5.50%, 1.00% Floor), 6.81%, 11/28/21 (g)		6,992	7,036,178
TransDigm, Inc.:
Tranche E Term Loan (1 mo. LIBOR US + 3.00%, 0.75% Floor), 4.24%, 5/14/22 (g)		1,026	1,026,952
Tranche F Term Loan (1 mo. LIBOR US + 3.00%, 0.75% Floor), 4.24%, 6/09/23 (g)		29,155	29,188,577
Tranche E Term Loan (3 mo. LIBOR US + 3.00%, 0.75% Floor), 4.30%, 5/14/22 (g)		509	509,899
Tranche G Term Loan (3 mo. LIBOR US + 3.00%, 0.75% Floor), 4.26%, 8/22/24 (g)		1,189	1,189,827

			41,329,955
Air Freight & Logistics — 0.3%
Ceva Group PLC (FKA Louis No. 1 PLC/TNT Logistics), Pre-Funded L/C Loan (3 mo. LIBOR US - 0.10%), 1.05%, 3/19/21 (g)		2,825	2,683,572
Ceva Intercompany BV, Dutch BV Term Loan (3 mo. LIBOR US + 5.50%, 1.00% Floor), 6.81%, 3/19/21 (g)		2,892	2,721,710
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan (3 mo. LIBOR US + 5.50%, 1.00% Floor), 6.81%, 3/19/21 (g)		539	507,493
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan (3 mo. LIBOR US + 5.50%, 1.00% Floor), 6.81%, 3/19/21 (g)		3,808	3,584,691

			9,497,466
Airlines — 0.1%
AWAS Finance Luxembourg S.A. (FKA AWAS Finance Luxembourg S.à r.l.), Loan (3 mo. LIBOR US + 3.25%, 0.75% Floor), 4.48%, 6/11/18 (g)		1,748	1,747,962
Northwest Airlines, Inc.:
Loan B757-200 (6 mo. LIBOR US + 1.23%), 2.47%, 9/10/18 (c)(g)		231	228,755
Loan B757-200 (6 mo. LIBOR US + 1.23%), 2.65%, 9/10/18 (c)(g)		229	226,664
Loan B757-300 (6 mo. LIBOR US + 1.23%), 2.65%, 9/10/18 (c)(g)		228	225,179

			2,428,560
Auto Components — 0.1%
Dayco Products LLC (Mark IV Industries, Inc.), Term Loan (3 mo. LIBOR US + 5.00%), 6.32%, 5/19/23 (c)(g)		4,534	4,544,972
Biotechnology — 0.7%
Grifols Worldwide Operations Ltd., Tranche B Term Loan (1 week LIBOR US + 2.25%), 3.45%, 1/31/25 (g)		27,465	27,494,553
Building Products — 0.9%
Continental Building Products, Inc., Replacement Term Loan (3 mo. LIBOR US + 2.50%, 0.75% Floor), 3.80%, 8/18/23 (c)(g)		3,462	3,461,636

Floating Rate Loan Interests		Par (000)	Value
Building Products (continued)
CPG International LLC (FKA CPG International, Inc.), New Term Loan (3 mo. LIBOR US + 3.75%, 1.00% Floor), 5.05%, 5/05/24 (g)	USD	9,181	$9,169,214
Jeld-Wen, Inc., Term B-3 Loan (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.30%, 7/01/22 (g)		6,629	6,663,912
Ply Gem Industries, Inc., Term Loan (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.30%, 2/01/21 (g)		7,209	7,249,842
Wilsonart LLC, Tranche D Term Loan (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.55%, 12/19/23 (g)		8,261	8,262,396

			34,807,000
Capital Markets — 0.4%
Capital Automotive LP, Initial Tranche B-2 Term Loan (First Lien) (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 3/25/24 (g)		3,598	3,612,982
FinCo I LLC (AKA Fortress Investment Group), Initial Term Loan, 6/10/22 (f)		6,485	6,536,880
Moxie Patriot LLC, Construction B-1 Advances (3 mo. LIBOR US + 5.75%, 1.00% Floor), 7.05%, 12/19/20 (g)		1,628	1,508,379
Royal Holdings, Inc., Initial Term Loan (Second Lien) (3 mo. LIBOR US + 7.50%, 1.00% Floor), 8.80%, 6/19/23 (c)(g)		1,291	1,287,807
SAM Finance Luxembourg S.à r.l. (Santandar), Dollar Term Loan (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.50%, 12/17/20 (g)		2,184	2,186,512

			15,132,560
Chemicals — 2.2%
Ascend Performance Materials Operations LLC, Term B Loan (3 mo. LIBOR US + 5.25%, 1.00% Floor), 6.55%, 8/12/22 (c)(g)		9,037	9,082,647
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Term B-2 Dollar Loan (3 mo. LIBOR US + 2.00%), 3.30%, 6/01/24 (g)		10,405	10,427,787
Charter NEX U.S., Inc., Initial Term Loan (First Lien) (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 5/16/24 (g)		6,395	6,401,011
Chemours Co., Tranche B-1 U.S. $ Term Loan (1 mo. LIBOR US + 2.50%), 3.74%, 5/12/22 (g)		4,196	4,204,800
Huntsman International LLC, 2023 Term B Loan (1 mo. LIBOR US + 3.00%, 0.75% Floor), 4.24%, 4/01/23 (g)		3,114	3,126,666
IPS Intermediate Holdings Corp., Initial Term Loan (First Lien) (1 mo. LIBOR US + 5.25%, 1.00% Floor), 6.49%, 12/20/23 (c)(g)		3,522	3,531,106
MacDermid, Inc. (Platform Specialty Products Corp.):
Tranche B-6 Term Loan (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.23%, 6/07/23 (g)		10,945	10,979,176
Tranche B-5 Term Loan (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 6/07/20 (g)		6,113	6,151,584
Oxea Finance & Cy SCA (Oxea Finance LLC), Tranche B-2 Term Loan (First Lien) (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.48%, 1/15/20 (g)		13,841	13,771,552
PQ Corp., Second Amendment Tranche B-1 Term Loan (3 mo. LIBOR US + 3.25%), 4.56%, 11/04/22 (g)		3,955	3,969,957
Road Infrastructure Investment Holdings, Inc., Term Loan (First Lien) (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.73%, 6/13/23 (g)		2,075	2,078,864

See Notes to Financial Statements.

10	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
Chemicals (continued)
Royal Holdings, Inc., 2017 Refinancing Term loan (First Lien) (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.55%, 6/20/22 (g)	USD	8,365	$8,406,575

			82,131,725
Commercial Services & Supplies — 3.8%
Advanced Disposal Services, Inc. (FKA ADS Waste Holdings, Inc.), Additional Term Loan (1 week LIBOR US + 2.75%, 0.75% Floor), 3.95%, 11/10/23 (g)		13,556	13,617,175
Allied Universal Holdco LLC (FKA USAGM Holdco LLC):
Initial Term Loan (First Lien) (3 mo. LIBOR US + 3.75%, 1.00% Floor), 5.05%, 7/28/22 (g)		6,176	6,169,505
Initial Loan (Second Lien) (3 mo. LIBOR US + 8.50%, 1.00% Floor), 9.81%, 7/28/23 (g)		2,915	2,896,781
Camelot U.S. Acquisition 1 Co. (AKA Thomson Reuters Intellectual Property & Science), New Term Loan (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 10/03/23 (g)		23,805	23,898,968
Clean Harbors, Inc., Initial Term Loan (1 mo. LIBOR US + 2.00%), 3.24%, 6/30/24 (g)		3,100	3,107,750
CSC SW Holdco, Inc. (FKA CSC Serviceworks, Inc.) (AKA Spin Holdco), Term B-1 Loan (First Lien) (2 mo. LIBOR US + 3.75%, 1.00% Floor), 5.01%, 11/14/22 (g)		6,287	6,301,241
Dealer Tire LLC, New Term Loan (3 mo. LIBOR US + 3.75%, 1.00% Floor), 5.06%, 12/22/21 (c)(g)		4,912	4,954,744
Erie Acquisition Holdings, Inc. (GCA Services Group, Inc.):
Term Loan (First Lien), (3 mo. LIBOR + 4.75%, 1.00% Floor), 6.05%, 3/01/23 (g)		2,082	2,086,853
Term Loan (First Lien), (3 mo. PRIME RATE + 3.75%, 1.00% Floor), 8.00%, 3/01/23 (g)		5,925	5,940,300
Getty Images, Inc., Initial Term Loan (3 mo. LIBOR US + 3.50%, 1.25% Floor), 4.80%, 10/18/19 (g)		2,595	2,240,743
GW Honos Security Corp. (Garda World Security Corp.):
Term B Loan (3 mo. LIBOR US + 4.00%, 1.00% Floor), 5.31%, 5/24/24 (g)		4,086	4,108,355
Term B Loan (3 mo. PRIME RATE + 3.00%, 1.00% Floor), 7.25%, 5/24/24 (g)		10	10,322
Harland Clarke Holdings Corp. (FKA Clarke American Corp.), Tranche B-6 Term Loan (3 mo. LIBOR US + 5.50%, 1.00% Floor), 6.80%, 2/09/22 (g)		4,602	4,615,458
iQor U.S., Inc., Term B Loan (First Lien) (3 mo. LIBOR US + 5.00%, 1.00% Floor), 6.30%, 4/01/21 (g)		5,727	5,666,917
KAR Auction Services, Inc., Tranche B-5 Term Loan (3 mo. LIBOR US + 2.50%), 3.81%, 3/09/23 (g)		6,831	6,856,585
Livingston International, Inc., Initial Term B-1 Loan (First Lien) (3 mo. LIBOR US + 4.25%, 1.25% Floor), 5.55%, 4/18/19 (g)		1,282	1,212,373
Packers Holdings LLC, Initial Term Loan (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.73%, 12/02/21 (c)(g)		6,520	6,569,222
Prime Security Services Borrower LLC (AKA Protection 1 Security Solutions), 2016-2 Refinancing Term B-1 Loan (First Lien) (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.99%, 5/02/22 (g)		13,217	13,276,593

Floating Rate Loan Interests		Par (000)	Value
Commercial Services & Supplies (continued)
Trugreen Limited Partnership, Initial Incremental Term Loan (First Lien) (1 mo. LIBOR US + 4.00%, 1.00% Floor), 5.23%, 4/13/23 (c)(g)	USD	4,917	$4,965,867
U.S. Security Associates Holdings, Inc., Initial Term Loan (3 mo. LIBOR US + 4.00%, 1.00% Floor), 5.30%, 7/14/23 (g)		10,308	10,352,959
Waste Industries USA, Inc., Term B Loan (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.99%, 2/27/20 (g)		12,289	12,300,165

			141,148,876
Communications Equipment — 0.3%
Commscope, Inc., Tranche 5 Term Loan (2015) (3 mo. LIBOR US + 2.00%), 3.30%, 12/29/22 (g)		3,868	3,880,449
Riverbed Technology, Inc., First Amendment Term Loan (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 4/24/22 (g)		5,559	5,391,136

			9,271,585
Construction & Engineering — 1.1%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.):
Initial Term Loan (1 mo. LIBOR US + 4.25%, 1.00% Floor), 5.48%, 6/21/24 (g)		157	157,396
Initial Term Loan (2 mo. LIBOR US + 4.25%, 1.00% Floor), 5.51%, 6/21/24 (g)		26,245	26,307,348
Initial Term Loan (3 mo. LIBOR US + 4.25%, 1.00% Floor), 5.56%, 6/21/24 (g)		5,003	5,014,372
CNT Holdings III Corp.:
Refinancing Term Loan (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 1/22/23 (g)		15	14,945
Refinancing Term Loan (2 mo. LIBOR US + 3.25%, 1.00% Floor), 4.53%, 1/22/23 (g)		6,024	5,933,265
Pike Corp., Initial Term Loan (First Lien) (1 mo. LIBOR US + 3.75%, 1.00% Floor), 4.99%, 3/08/24 (g)		2,623	2,648,033

			40,075,359
Construction Materials — 0.2%
CeramTec Service GmbH (CeramTec Acquisition Corp.):
Dollar Term B-3 Loan (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.07%, 8/30/20 (g)		1,197	1,198,391
Initial Dollar Term B-1 Loan (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.07%, 8/30/20 (g)		3,946	3,951,419
Initial Dollar Term B-2 Loan (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.07%, 8/30/20 (g)		490	490,822

			5,640,632
Containers & Packaging — 1.4%
Berlin Packaging LLC:
2017 Replacement Term Loans (First Lien) (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 10/01/21 (g)		2,216	2,221,815
2017 Replacement Term Loans (First Lien) (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.55%, 10/01/21 (g)		1,334	1,337,826

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	11

Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
Containers & Packaging (continued)
Berry Global, Inc. (FKA Berry Plastics Corp.):
Term M Loan (1 mo. LIBOR US + 2.25%), 3.48%, 10/01/22 (g)	USD	6,848	$6,849,220
Term M Loan (1 mo. LIBOR US + 2.25%), 3.49%, 10/01/22 (g)		10,622	10,623,063
BWay Holding Co., Initial Term Loan (1 mo. LIBOR US + 3.25%), 4.48%, 4/03/24 (g)		8,226	8,228,550
Flex Acquisition Co., Inc. (AKA Novolex), Initial Term Loan (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.30%, 12/29/23 (g)		3,242	3,235,391
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan (1 mo. LIBOR US + 3.00%), 4.24%, 2/05/23 (g)		18,083	18,091,492
Signode Industrial Group Lux SA (Signode Industrial Group U.S., Inc.):
Initial Term B Loan (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.99%, 5/01/21 (g)		1,637	1,638,151
Initial Term B Loan (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.05%, 5/01/21 (g)		1,412	1,412,200

			53,637,708
Distributors — 0.1%
American Tire Distributors, Inc., Initial Term Loan (1 mo. LIBOR US + 4.25%, 1.00% Floor), 5.49%, 9/01/21 (g)		4,910	4,943,688
Diversified Consumer Services — 1.5%
Ascend Learning LLC, Initial Term Loan (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.53%, 7/12/24 (g)		5,560	5,578,515
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.), Term B Loan (1 mo. LIBOR US + 2.25%, 0.75% Floor), 3.49%, 11/07/23 (g)		10,829	10,864,566
CH Hold Corp. (AKA Caliber Collision):
Initial Term Loan (First Lien) (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 2/01/24 (g)		5,469	5,487,302
Initial Term Loan (Second Lien) (1 mo. LIBOR US + 7.25%, 1.00% Floor), 8.49%, 2/03/25 (g)		1,470	1,499,400
ServiceMaster Co. LLC, Tranche C Term Loan (1 mo. LIBOR US + 2.50%), 3.74%, 11/08/23 (g)		10,985	10,993,039
Weight Watchers International, Inc.:
Initial Tranche B-2 Term Loan (1 mo. LIBOR US + 3.25%, 0.75% Floor), 4.49%, 4/02/20 (g)		7,260	7,089,799
Initial Tranche B-2 Term Loan (3 mo. LIBOR US + 3.25%, 0.75% Floor), 4.55%, 4/02/20 (g)		13,239	12,929,287

			54,441,908
Diversified Financial Services — 3.3%
AlixPartners LLP, 2017 Refinancing Term Loan (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.30%, 4/04/24 (g)		11,930	11,984,740
Altice Financing SA, March 2017 Refinancing Term Loan (3 mo. LIBOR US + 2.75%), 4.05%, 7/15/25 (g)		6,489	6,478,291
Altice U.S. Finance I Corp., March 2017 Refinancing Term Loan (1 mo. LIBOR US + 2.25%), 3.48%, 7/28/25 (g)		27,604	27,388,437
Diamond U.S. Holding LLC (Dealogic), Term B Loan (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.55%, 4/08/24 (g)		3,705	3,707,059
IG Investments Holdings LLC, Replacement Facility Term Loan (3 mo. LIBOR US + 4.00%, 1.00% Floor), 5.30%, 10/31/21 (g)		10,515	10,576,297

Floating Rate Loan Interests		Par (000)	Value
Diversified Financial Services (continued)
nThrive, Inc. (FKA Precyse Acquisition Corp.), Additional Term B-2 Loan (1 mo. LIBOR US + 4.50%, 1.00% Floor), 5.74%, 10/20/22 (c)(g)	USD	9,247	$9,281,938
Petco Animal Supplies, Inc., Term Loan (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.31%, 1/26/23 (g)		8,243	6,920,057
SolarWinds Holdings, Inc., 2017 Refinancing Term Loan (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 2/03/23 (g)		11,786	11,828,796
Tecostar Holdings, Inc.:
Closing Date Term Loan (First Lien) (3 mo. LIBOR US + 3.75%, 1.00% Floor), 5.06%, 5/01/24 (g)		4,224	4,245,534
Closing Date Term Loan (First Lien) (3 mo. PRIME RATE + 2.75%, 1.00% Floor), 7.00%, 5/01/24 (g)		11	10,641
TKC Holdings, Inc.:
Initial Term Loan (First Lien) (1 mo. LIBOR US + 4.25%, 1.00% Floor), 5.49%, 2/01/23 (g)		10,085	10,113,063
Initial Term Loan (Second Lien) (1 mo. LIBOR US + 8.00%, 1.00% Floor), 9.24%, 2/01/24 (g)		6,402	6,402,000
Veritas U.S., Inc., New Dollar Term B Loan (3 mo. LIBOR US + 4.50%, 1.00% Floor), 5.80%, 1/27/23 (g)		8,613	8,674,395
Virgin Media SFA Finance Ltd., J Facility (1 mo. LIBOR US + 3.50%), 3.75%, 1/31/26 (g)	GBP	2,297	2,978,212

			120,589,460
Diversified Telecommunication Services — 9.0%
Avaya, Inc.:
Term Facility (1 mo. LIBOR US + 7.50%, 1.00% Floor), 8.73%, 1/24/18 (g)		99	100,800
Term Facility (1 mo. LIBOR US + 7.50%, 1.00% Floor), 8.74%, 1/24/18 (g)		141	142,800
Term B-7 Loan (3 mo. LIBOR US + 5.25%, 1.00% Floor), 6.56%, 5/29/20 (d)(e)(g)	USD	1,036	872,324
CenturyLink, Inc., Initial Term B Loan, 2.75%, 1/31/25 (g)		86,710	84,795,443
Cincinnati Bell, Inc., Tranche B Term Loan (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 9/10/20 (g)		1,806	1,806,184
Colorado Buyer, Inc. (AKA Cyxtera Technologies), Initial Term Loan (First Lien) (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.31%, 5/01/24 (g)		8,145	8,180,675
Consolidated Communications, Inc., Initial Term Loan (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 10/05/23 (g)		4,513	4,428,854
Digicel International Finance Ltd., Initial Term B Loan (First Lien) (3 mo. LIBOR US + 3.75%, 1.00% Floor), 5.07%, 5/27/24 (g)		12,840	12,956,972
Frontier Communications Corp., Term B-1 Loan (1 mo. LIBOR US + 3.75%, 0.75% Floor), 4.99%, 6/15/24 (g)		9,822	9,380,010
Hargray Communications Group, Inc., Initial Term Loan (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 5/16/24 (g)		6,466	6,464,075
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.00%, 6/30/19 (g)		38,838	38,661,055
Level 3 Financing, Inc., Tranche B 2024 Term Loan (1 mo. LIBOR US + 2.25%), 3.49%, 2/22/24 (g)		45,241	45,198,473
LTS Buyer LLC (Sidera Networks, Inc.), Term B Loan (First Lien) (3 mo. LIBOR US + 3.25%, 0.75% Floor), 4.55%, 4/13/20 (g)		23,204	23,227,484

See Notes to Financial Statements.

12	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
Diversified Telecommunication Services (continued)
New LightSquared LLC, Loan (3 mo. LIBOR US + 8.75%, 1.00% Floor), 9.97%, 6/15/20 (h)	USD	38,628	$36,754,906
Numericable U.S. LLC, USD TLB-10 Term Loan (3 mo. LIBOR US + 3.25%, 0.75% Floor), 4.56%, 1/14/25 (g)		4,031	4,045,814
Telesat Canada, Term B-4 Loan (3 mo. LIBOR US + 3.00%, 0.75% Floor), 4.30%, 11/17/23 (g)		6,496	6,540,101
Virgin Media Bristol LLC, I Facility (1 mo. LIBOR US + 2.75%), 3.98%, 1/31/25 (g)		22,535	22,578,718
WaveDivision Holdings LLC:
Initial Term Loan (1 mo. LIBOR US + 2.75%), 3.99%, 10/15/19 (g)		19	19,245
Initial Term Loan (2 mo. LIBOR US + 2.75%), 4.03%, 10/15/19 (g)		7,384	7,385,141
Zayo Group LLC (Zayo Capital, Inc.), 2017 Incremental Refinancing B-1 Term Loan (1 mo. LIBOR US + 2.00%), 3.23%, 1/19/21 (g)		2,045	2,043,607
Ziggo Secured Finance Partnership, Term Loan E Facility (1 mo. LIBOR US + 2.50%), 3.73%, 4/15/25 (g)		17,865	17,811,405

			333,394,086
Electric Utilities — 1.9%
AES Corp., Initial Term Loan (3 mo. LIBOR US + 2.00%, 0.75% Floor), 3.32%, 5/24/22 (g)		7,002	7,002,450
Energy Future Intermediate Holding Company LLC, Term Loan (DIP) (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.23%, 6/30/18 (g)		34,845	34,984,380
Nautilus Power LLC, Term Loan (1 mo. LIBOR US + 4.50%, 1.00% Floor), 5.74%, 5/16/24 (g)		11,920	11,979,600
Vistra Operations Co. LLC (FKA Texas Competitive Electric Holdings Co. LLC (TXU)):
2016 Incremental Term Loan (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.98%, 12/14/23 (g)		3,955	3,960,781
Initial Term C Loan (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.98%, 8/04/23 (g)		2,103	2,102,810
Initial Term Loan (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.99%, 8/04/23 (g)		7,275	7,273,981
Initial Term Loan (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.98%, 8/04/23 (g)		1,894	1,893,660

			69,197,662
Electrical Equipment — 0.4%
Vertiv Group Corp. (FKA Cortes NP Acquisition Corp.), Term B Loan (1 mo. LIBOR US + 4.00%, 1.00% Floor), 5.24%, 11/30/23 (g)		16,538	16,633,935
Electronic Equipment, Instruments & Components — 0.8%
Dell International LLC (EMC Corp.):
Term A-2 Loan (1 mo. LIBOR US + 2.25%), 3.49%, 9/07/21 (g)		11,725	11,737,637
New Term B Loan (1 mo. LIBOR US + 2.50%, 0.75% Floor), 3.74%, 9/07/23 (g)		10,273	10,310,615
Zebra Technologies Corp., Tranche B Term Loan (3 mo. LIBOR US + 2.00%, 0.75% Floor), 3.31%, 10/27/21 (g)		5,891	5,883,224

			27,931,476
Energy Equipment & Services — 0.3%
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan (3 mo. PRIME RATE + 4.00%, 1.00% Floor), 8.25%, 3/31/21 (d)(e)(g)		5,386	3,420,259

Floating Rate Loan Interests		Par (000)	Value
Energy Equipment & Services (continued)
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.30%, 2/21/21 (g)	USD	3,471	$2,231,203
Weatherford International Ltd., Loan (1 mo. LIBOR US + 2.30%), 3.54%, 7/13/20 (c)(g)		6,057	5,754,170

			11,405,632
Equity Real Estate Investment Trusts (REITs) — 0.8%
Communications Sales & Leasing, Inc. (CSL Capital LLC), Shortfall Term Loan (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 10/24/22 (g)		2,501	2,415,891
ESH Hospitality, Inc., Repriced Term Loan (1 mo. LIBOR US + 2.50%), 3.74%, 8/30/23 (g)		11,086	11,124,502
GEO Group, Inc., Term Loan (1 mo. LIBOR US + 2.25%, 0.75% Floor), 3.49%, 3/22/24 (g)		10,533	10,537,026
RHP Hotel Properties LP, Tranche B Term Loan (3 mo. LIBOR US + 2.25%), 3.56%, 5/11/24 (c)(g)		5,835	5,864,552

			29,941,971
Food & Staples Retailing — 1.5%
Albertson’s LLC:
2017-1 Term B-4 Loan (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.99%, 8/25/21 (g)		8,177	7,928,587
2017-1 Term B-5 Loan (3 mo. LIBOR US + 3.00%, 0.75% Floor), 4.29%, 12/21/22 (g)		1,087	1,054,617
BJ’s Wholesale Club, Inc.:
Tranche B Term Loan (First Lien) (1 mo. LIBOR US + 3.75%, 1.00% Floor), 4.98%, 2/03/24 (g)		11,880	11,430,190
Initial Term Loan (Second Lien) (1 mo. LIBOR US + 7.50%, 1.00% Floor), 8.74%, 2/03/25 (g)		1,582	1,517,451
Rite Aid Corp.:
Tranche 2 Term Loan (Second Lien) (1 mo. LIBOR US + 3.88%, 1.00% Floor), 5.12%, 6/21/21 (g)		12,855	12,902,769
Tranche 1 Term Loan (Second Lien) (1 mo. LIBOR US + 4.75%, 1.00% Floor), 5.99%, 8/21/20 (g)		3,545	3,572,027
U.S. Foods, Inc. (AKA U.S. Foodservice, Inc.), Initial Term Loan (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.99%, 6/27/23 (g)		16,539	16,590,696

			54,996,337
Food Products — 2.2%
Chobani LLC (Chobani Idaho LLC), Closing Date Term Loan (First Lien) (1 mo. LIBOR US + 4.25%, 1.00% Floor), 5.49%, 10/10/23 (g)		10,942	11,013,439
Dole Food Co., Inc.:
Tranche B Term Loan (2 mo. LIBOR US + 2.75%, 1.00% Floor), 3.98%, 4/06/24 (g)		1,532	1,534,458
Tranche B Term Loan (2 mo. LIBOR US + 2.75%, 1.00% Floor), 4.01%, 4/06/24 (g)		3,063	3,068,917
Tranche B Term Loan (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.05%, 4/06/24 (g)		255	255,743
Hostess Brands LLC, 2017 Refinancing Term B Loan (First Lien) (1 mo. LIBOR US + 2.50%, 0.75% Floor), 3.74%, 8/03/22 (g)		14,151	14,182,912
JBS USA Lux SA (FKA JBS USA LLC):
Initial Term Loan (2 mo. LIBOR US + 2.50%, 0.75% Floor), 3.76%, 10/30/22 (g)		42	41,963

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	13

Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
Food Products (continued)
Initial Term Loan (3 mo. LIBOR US + 2.50%, 0.75% Floor), 3.80%, 10/30/22 (g)	USD	16,906	$16,701,304
Nomad Foods Ltd., Facility B2 (1 mo. LIBOR US + 2.75%2.750%), 3.98%, 5/15/24 (g)		5,690	5,709,574
Pinnacle Foods Finance LLC, Initial Term Loan (1 mo. LIBOR US + 2.00%), 3.23%, 2/02/24 (g)		15,825	15,859,183
Reddy Ice Corp.:
Term B Loan (First Lien) (3 mo. LIBOR US + 5.50%, 1.25% Floor), 6.88%, 5/01/19 (g)		3,209	3,164,342
Term B Loan (Second Lien) (3 mo. LIBOR US + 9.50%), 10.81%, 11/01/19 (g)		2,961	2,772,236
Term B Loan (First Lien) (3 mo. PRIME RATE + 4.50%, 1.25% Floor), 8.75%, 5/01/19 (g)		10	9,391
USIC Holdings, Inc., New Term Loan (First Lien) (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.92%, 12/08/23 (g)		5,531	5,547,462

			79,860,924
Health Care Equipment & Supplies — 2.1%
Alere, Inc. (FKA IM U.S. Holdings LLC):
Term A Loan (1 mo. LIBOR US + 3.00%), 4.24%, 6/18/20 (g)		2,232	2,229,286
Term B Loan (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 6/20/22 (g)		7,780	7,762,519
Auris Luxembourg III S.à r.l. (AKA Siemens Audiology), Incremental Facility B7 (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.30%, 1/17/22 (g)		9,144	9,150,218
DJO Finance LLC, Initial Term Loan (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 6/08/20 (g)		24,663	24,534,094
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-3 Loan (1 mo. LIBOR US + 5.00%, 1.00% Floor), 6.24%, 6/15/21 (g)		14,844	15,030,015
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., Initial Term Loan (3 mo. LIBOR US + 3.75%, 1.00% Floor), 5.05%, 6/30/21 (g)		20,970	21,008,544

			79,714,676
Health Care Providers & Services — 3.5%
Acadia Healthcare Co., Inc.:
Tranche B-1 Term Loan (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.99%, 2/11/22 (g)		1,358	1,365,822
Tranche B-2 Term Loan (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.98%, 2/16/23 (g)		7,043	7,077,964
CHG Healthcare Services, Inc. (FKA CHG Buyer Corp.):
New Term Loan (First Lien) (2 mo. LIBOR US + 3.25%, 1.00% Floor), 4.51%, 6/07/23 (g)		32	32,264
New Term Loan (First Lien) (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.56%, 6/07/23 (g)		12,623	12,712,145
CHS/Community Health Systems, Inc., Incremental 2019 Term G Loan (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.07%, 12/31/19 (g)		5,166	5,150,504
Curo Health Services Holdings, Inc.:
Term B Loan (First Lien) (2 mo. LIBOR US + 4.00%, 1.00% Floor), 5.26%, 2/07/22 (g)		11	11,089
Term B Loan (First Lien) (3 mo. LIBOR US + 4.00%, 1.00% Floor), 5.31%, 2/07/22 (g)		4,334	4,335,415

Floating Rate Loan Interests		Par (000)	Value
Health Care Providers & Services (continued)
DaVita Inc. (FKA DaVita HealthCare Partners, Inc.), Tranche B Term Loan (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.99%, 6/24/21 (g)	USD	6,232	$6,270,649
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.), Initial Term Loan (3 mo. LIBOR US + 3.00%, 0.75% Floor), 4.30%, 12/01/23 (g)		25,780	25,954,468
HC Group Holdings III, Inc., Initial Term Loan (First Lien) (3 mo. LIBOR US + 5.00%, 1.00% Floor), 6.32%, 4/07/22 (c)(g)		10,907	10,961,874
HCA, Inc., Tranche B-9 Term Loan (1 mo. LIBOR US + 2.00%), 3.24%, 3/17/23 (g)		9,254	9,279,738
Iasis Healthcare LLC, Term B-3 Loan (3 mo. LIBOR US + 4.00%, 1.25% Floor), 5.30%, 2/17/21 (g)		2,160	2,164,447
MPH Acquisition Holdings LLC, Initial Term Loan (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.30%, 6/07/23 (g)		10,520	10,556,937
National Mentor Holdings, Inc., Tranche B Term Loan (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.30%, 1/31/21 (g)		2,747	2,762,355
NVA Holdings, Inc., Term B-2 Loan (First Lien) (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.80%, 8/14/21 (g)		7,985	8,015,274
Press Ganey Holdings, Inc.:
Initial Term Loan (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 10/23/23 (c)(g)		5,497	5,517,990
Initial Loan (Second Lien) (1 mo. LIBOR US + 7.25%, 1.00% Floor), 8.49%, 10/21/24 (g)		2,805	2,857,594
Surgery Partners LLC, Term Loan B, 6/20/24 (f)		4,090	4,047,382
Vizient, Inc., Term B-3 Loan (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 2/13/23 (g)		8,914	9,003,590

			128,077,501
Health Care Technology — 0.9%
Change Healthcare Holdings, Inc. (FKA Emdeon, Inc.), Closing Date Term Loan (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.99%, 3/01/24 (g)		29,622	29,607,226
Geronimo Intermediate Parent, Inc. (Stratose Intermediate Holdings II, Inc.), Term Loan (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.55%, 6/22/23 (g)		3,465	3,490,987

			33,098,213
Hotels, Restaurants & Leisure — 6.0%
Amaya Holdings BV:
Initial Term B-3 Loan (First Lien) (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.80%, 8/01/21 (g)		15,338	15,372,652
Initial Term B Loan (Second Lien) (3 mo. LIBOR US + 7.00%, 1.00% Floor), 8.30%, 8/01/22 (g)		2,031	2,035,970
B.C. Unlimited Liability Co. (New Red Finance, Inc.) (AKA Burger King/Tim Hortons):
Term B-3 Loan (1 mo. LIBOR US + 2.25%, 1.00% Floor), 3.49%, 2/16/24 (g)		15,560	15,506,829
Term B-3 Loan (3 mo. LIBOR US + 2.25%, 1.00% Floor), 3.55%, 2/16/24 (g)		9,921	9,887,104
Bass Pro Group LLC, Asset-Sale Term Loan (3 mo. LIBOR US + 4.75%, 0.75% Floor), 6.05%, 6/08/18 (g)		3,840	3,842,419
Boyd Gaming Corp.:
Term A Loan (1 week LIBOR US + 1.75%), 2.95%, 9/15/21 (g)		4,183	4,174,758
Refinancing Term B Loan (1 week LIBOR US + 2.50%), 3.70%, 9/15/23 (g)		17,500	17,518,399

See Notes to Financial Statements.

14	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.), Term B-7 Loan (3 mo. PRIME RATE + 1.50%, 1.00% Floor), 1.50%, 3/01/17 (d)(e)(g)	USD	13,599	$17,291,129
Caesars Entertainment Resort Properties LLC, Term B Loan (First Lien) (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 10/11/20 (g)		41,164	41,335,200
Caesars Growth Properties Holdings LLC, 2017 Term Loan (First Lien) (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 5/08/21 (g)		13,109	13,138,552
CCM Merger, Inc. (MotorCity Casino Hotel), Term Loan (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.99%, 8/06/21 (g)		6,224	6,235,271
CEC Entertainment, Inc., Term B Loan (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 2/12/21 (g)		7,729	7,666,859
Cyan Blue Holdco 2 Ltd., Term Loan B, 7/26/24 (f)		6,655	6,692,468
Four Seasons Holdings, Inc., Term Loan (First Lien) 2013 (1 mo. LIBOR US + 2.50%, 0.75% Floor), 3.74%, 11/30/23 (g)		5,631	5,650,213
Gateway Casinos & Entertainment Ltd., Initial Tranche B-1 Term Loan (3 mo. LIBOR US + 3.75%, 1.00% Floor), 5.05%, 2/22/23 (g)		1,895	1,899,737
Hilton Worldwide Finance LLC, Series B-2 Term Loan (1 mo. LIBOR US + 2.00%), 3.23%, 10/25/23 (g)		3,362	3,372,020
KFC Holding Co. (AKA Yum! Brands), Term B Loan (1 mo. LIBOR US + 2.00%), 3.23%, 6/16/23 (g)		5,801	5,825,079
Kingpin Intermediate Holdings LLC:
Initial Term Loan (First Lien) (1 mo. LIBOR US + 4.25%, 1.00% Floor), 5.49%, 7/03/24 (g)		18	18,543
Initial Term Loan (First Lien) (3 mo. LIBOR US + 4.25%, 1.00% Floor), 5.57%, 7/03/24 (g)		7,347	7,398,601
La Quinta Intermediate Holdings LLC, Initial Term Loan (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.05%, 4/14/21 (g)		1,583	1,586,329
MGM Growth Properties Operating Partnership LP, Term B Loan (1 mo. LIBOR US + 2.25%), 3.49%, 4/25/23 (g)		21,868	21,904,108
Scientific Games International, Inc., Initial Term B-4 Loan (3 mo. LIBOR US + 3.25%), 4.51%, 8/14/24 (g)		13,714	13,806,625

			222,158,865
Household Durables — 0.8%
Serta Simmons Bedding LLC:
Initial Term Loan (First Lien) (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.80%, 11/08/23 (g)		18,009	17,477,486
Initial Term Loan (First Lien) (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.81%, 10/08/23 (g)		4,977	4,830,346
Initial Term Loan (Second Lien) (3 mo. LIBOR US + 8.00%, 1.00% Floor), 9.31%, 11/08/24 (g)		7,624	7,352,526

			29,660,358
Household Products — 0.7%
Diamond (BC) BV, Term Loan, 7/25/24 (f)		12,887	12,798,466
Spectrum Brands, Inc.:
2017 Refinanced USD Term Loan (2 mo. LIBOR US + 2.00%), 3.26%, 6/23/22 (g)		37	36,998

Floating Rate Loan Interests		Par (000)	Value
Household Products (continued)
2017 Refinanced USD Term Loan (3 mo. LIBOR US + 2.00%), 3.31%, 6/23/22 (g)	USD	14,668	$14,725,202

			27,560,666
Independent Power and Renewable Electricity Producers — 1.8%
Calpine Construction Finance Co. LP, Term B-1 Loan (1 mo. LIBOR US + 2.25%, 0.75% Floor), 3.49%, 5/03/20 (g)		1,677	1,672,566
Calpine Corp.:
Term Loan (2017) (1 mo. LIBOR US + 1.75%), 2.99%, 12/31/19 (g)		9,646	9,611,679
Term Loan (2015) (3 mo. LIBOR US + 2.75%), 4.05%, 1/15/23 (g)		3,132	3,123,498
Term Loan (2016) (3 mo. LIBOR US + 2.75%), 4.05%, 5/31/23 (g)		3,974	3,960,074
Term Loan (3 mo. LIBOR US + 2.75%, 0.75% Floor), 4.05%, 1/15/24 (g)		8,025	7,996,149
Dynegy, Inc., Tranche C-1 Term Loan (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 2/07/24 (g)		13,295	13,310,812
Exgen Texas Power LLC, Term Loan (3 mo. LIBOR US + 4.75%, 1.00% Floor), 6.05%, 9/18/21 (g)		4,735	3,184,588
Granite Acquisition, Inc.:
Term B Loan (First Lien) (3 mo. LIBOR US + 4.00%, 1.00% Floor), 5.30%, 12/17/21 (g)		12,921	13,006,053
Term C Loan (First Lien) (3 mo. LIBOR US + 4.00%, 1.00% Floor), 5.30%, 12/17/21 (g)		583	586,697
Talen Energy Supply LLC:
Initial Term Loan (1 mo. LIBOR US + 4.00%, 1.00% Floor), 5.24%, 4/15/24 (g)		2,856	2,802,452
Term B-1 Loan (1 mo. LIBOR US + 4.00%, 1.00% Floor), 5.24%, 7/15/23 (g)		1,432	1,405,586
Terra-Gen Finance Co. LLC, Term Loan (1 mo. LIBOR US + 4.25%, 1.00% Floor), 5.49%, 12/09/21 (c)(g)		7,367	6,666,896

			67,327,050
Insurance — 3.1%
Alliant Holdings Intermediate LLC, Initial Term Loan (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.56%, 8/12/22 (g)		10,872	10,863,724
AmWINS Group, Inc.:
Term Loan (First Lien) (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.98%, 1/25/24 (g)		3,119	3,120,536
Term Loan (First Lien) (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.99%, 1/25/24 (g)		7,742	7,746,731
AssuredPartners, Inc., 2017 Refinancing Term Loan (1 mo. LIBOR US + 3.50%), 4.74%, 10/21/22 (g)		2,860	2,867,827
Asurion LLC (FKA Asurion Corp.):
Second Lien Replacement B-2 Term Loan, 8/04/25 (f)		3,670	3,744,941
Amendment No. 14 Replacement B-4 Term Loan (1 mo. LIBOR US + 2.75%), 3.99%, 8/04/22 (g)		10,532	10,555,412
Replacement B-5 Term Loan (1 mo. LIBOR US + 3.00%), 4.24%, 11/03/23 (g)		15,107	15,163,239

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	15

Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
Insurance (continued)
Hub International Ltd.:
Initial Term Loan (2 mo. LIBOR US + 3.00%, 1.00% Floor), 4.26%, 10/02/20 (g)	USD	19	$19,288
Initial Term Loan (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.31%, 10/02/20 (g)		7,423	7,445,232
Sedgwick Claims Management Services, Inc.:
Initial Term Loan (First Lien) (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.99%, 3/01/21 (g)		8,385	8,388,225
Initial Loan (Second Lien) (1 mo. LIBOR US + 5.75%, 1.00% Floor), 6.99%, 2/28/22 (g)		12,510	12,541,275
2016 New Term Loan (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.55%, 3/01/21 (g)		2,020	2,022,629
Solera LLC (Solera Finance, Inc.), Dollar Term Loan (2 mo. LIBOR US + 3.25%, 1.00% Floor), 4.51%, 3/03/23 (g)		22,135	22,191,241
USI, Inc. (FKA Compass Investors, Inc.), Initial Term Loan (6 mo. LIBOR US + 3.00%), 4.31%, 5/16/24 (g)		7,905	7,857,254

			114,527,554
Internet Software & Services — 1.5%
Canyon Valor Cos., Inc. (FKA GTCR Valor Cos., Inc.), Initial Dollar Term Loan (First Lien) (3 mo. LIBOR US + 4.25%), 5.50%, 6/16/23 (g)		3,652	3,678,075
Cotiviti Corp. (Cotiviti Domestic Holdings, Inc.), Initial Term B Loan (First Lien) (3 mo. LIBOR US + 2.50%), 3.80%, 9/28/23 (g)		8,577	8,594,540
Go Daddy Operating Co. LLC (GD Finance Co., Inc.), Initial Term Loan (1 mo. LIBOR US + 2.50%), 3.74%, 2/15/24 (g)		16,459	16,485,988
GTT Communications, Inc., Tranche B Term Loan (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.50%, 1/09/24 (g)		2,047	2,051,832
Hyland Software, Inc.:
Term-1 Loan (First Lien) (1 mo. LIBOR US + 3.25%, 0.75% Floor), 4.49%, 7/01/22 (g)		6,521	6,569,701
Initial Loan (Second Lien) (1 mo. LIBOR US + 7.00%, 0.75% Floor), 8.24%, 7/07/25 (g)		2,755	2,799,769
Peak 10 Holding Corp., Initial Term Loan (Second Lien) (3 mo. LIBOR US + 7.25%, 1.00% Floor), 8.56%, 8/01/25 (g)		8,060	8,113,888
TierPoint LLC, Initial Term Loan (First Lien) (1 mo. LIBOR US + 3.75%, 1.00% Floor), 4.99%, 5/06/24 (g)		6,945	6,968,127

			55,261,920
IT Services — 4.1%
Engility Corp. (FKA TASC, Inc.):
Term B1 Loan (1 mo. LIBOR US + 2.75%), 3.99%, 8/12/20 (g)		1,360	1,364,006
Term B2 Loan (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 8/14/23 (g)		2,464	2,481,226
First Data Corp.:
2020 Term A Loan (1 mo. LIBOR US + 2.00%), 3.24%, 6/02/20 (g)		8,220	8,209,461
2022D New Dollar Term Loan (1 mo.
LIBOR US + 2.25%), 3.49%, 7/08/22 (g)		10,841	10,827,612
2024 New Dollar Term Loan (1 mo. LIBOR US + 2.50%), 3.74%, 4/26/24 (g)		45,635	45,635,297

Floating Rate Loan Interests		Par (000)	Value
IT Services (continued)
Neustar, Inc.:
Term Loan B1 (First Lien), 1/08/20 (f)	USD	1,531	$1,537,490
Term Loan B2 (First Lien), 8/08/24 (f)		4,862	4,898,662
Optiv, Inc.:
Initial Term Loan (First Lien) (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.56%, 2/01/24 (g)		16,470	14,960,372
Initial Term Loan (Second Lien) (3 mo. LIBOR US + 7.25%, 1.00%Floor), 8.56%, 1/31/25 (g)		5,608	4,977,169
Peak 10 Holding Corp., Initial Term Loan (First Lien) (3 mo. LIBOR US + 3.50%), 4.81%, 8/01/24 (g)		10,160	10,121,995
Sabre GLBL, Inc. (FKA Sabre, Inc.), 2017 B-1 Incremental Term Loan (1 mo. LIBOR US + 2.25%), 3.49%, 2/22/24 (g)		12,113	12,155,063
Tempo Acquisition LLC, Initial Term Loan (1 mo. LIBOR US + 3.00%, 2.00% Floor), 4.24%, 5/01/24 (g)		16,675	16,725,025
Vantiv LLC (FKA Fifth Third Processing Solutions LLC), Term B Loan (1 mo. LIBOR US + 2.50%, 0.75% Floor), 3.73%, 10/14/23 (g)		2,115	2,116,735
WEX, Inc., Term B-2 Loan (1 mo. LIBOR US + 2.75%), 3.99%, 6/30/23 (g)		15,271	15,371,995

			151,382,108
Leisure Products — 0.4%
Hayward Industries, Inc., Initial Term Loan (First Lien), 8/05/24 (f)		7,213	7,244,545
Leslie’s Poolmart, Inc.:
Tranche B-1 Term Loan, 8/16/23 (f)		2,635	2,633,893
Tranche B-1 Term Loan (2 mo. LIBOR US + 3.75%, 1.00% Floor), 5.01%, 8/16/23 (g)		17	16,738
Tranche B-1 Term Loan (3 mo. LIBOR US + 3.75%, 1.00% Floor), 5.06%, 8/16/23 (g)		6,631	6,628,304

			16,523,480
Life Sciences Tools & Services — 1.6%
Albany Molecular Research, Inc.:
Initial Term Loan (First Lien), 8/30/24 (f)		9,209	9,209,000
Initial Term Loan (Second Lien), 8/30/25 (f)		4,350	4,404,375
Houghton Mifflin Harcourt Co., Term Loan (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 5/28/21 (g)		6,586	6,339,326
Jaguar Holding Co. I LLC (FKA Jaguar Holding Co. I):
2017 Term Loan (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.99%, 8/18/22 (g)		12,619	12,644,835
2017 Term Loan (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.05%, 8/18/22 (g)		14,112	14,141,034
Parexel International Corp., Term Loan B, 8/09/24 (f)		11,931	11,954,846

			58,693,416
Machinery — 2.5%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Initial Term Loan (2 mo. LIBOR US + 3.75%, 1.00% Floor), 5.01%, 8/18/24 (g)		15,850	15,845,087
Clark Equipment Co. (AKA Doosan Bobcat, Inc.), Tranche B Term Loan (1 mo. LIBOR US + 2.75%), 4.01%, 5/18/24 (g)		5,302	5,310,566

See Notes to Financial Statements.

16	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
Machinery (continued)
Columbus McKinnon Corp., Initial Term Loan (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.30%, 1/31/24 (c)(g)	USD	1,020	$1,023,359
Filtration Group Corp., Term Loan (First Lien) (2 mo. LIBOR US + 3.00%), 4.26%, 11/23/20 (g)		15,516	15,566,790
FPC Holdings, Inc., Initial Loan (First Lien) (3 mo. LIBOR US + 4.00%, 1.25% Floor), 5.30%, 11/19/19 (g)		4,826	4,745,529
Gardner Denver, Inc., Tranche B-1 Dollar Term Loan (3 mo. LIBOR US + 2.75%), 4.01%, 7/30/24 (g)		11,172	11,156,779
Gates Global LLC, Initial B-1 Dollar Term Loan (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.55%, 4/01/24 (g)		18,424	18,478,153
Mueller Water Products, Inc.:
Initial Loan (1 mo. LIBOR US + 2.50%, 0.75% Floor), 3.74%, 11/25/21 (g)		3,495	3,508,451
Initial Loan (3 mo. LIBOR US + 2.50%, 0.75% Floor), 3.80%, 11/25/21 (g)		1,553	1,559,080
Navistar, Inc., Tranche B Term Loan (1 mo. LIBOR US + 4.00%, 1.00% Floor), 5.24%, 8/07/20 (g)		5,220	5,254,688
RBS Global, Inc. (Rexnord LLC):
Term B Loan Refinancing (1 mo. LIBOR US + 2.75%, 1.00% Floor), 4.01%, 8/21/23 (g)		1,012	1,013,282
Term B Loan Refinancing (3 mo. LIBOR US + 2.75%), 4.04%, 8/21/23 (g)		9,889	9,904,464
Welbilt, Inc. (FKA Manitowoc Foodservice, Inc.), Term B Loan (1 week LIBOR US + 3.00%, 1.00% Floor), 4.24%, 3/03/23 (g)		720	722,846

			94,089,074
Media — 6.1%
Advantage Sales & Marketing, Inc., Initial Term Loan (First Lien) (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.55%, 7/23/21 (g)		7,549	7,252,943
A-L Parent LLC (AKA Learfield Communications), Initial Term Loan (First Lien) (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 12/01/23 (g)		5,333	5,356,559
Cable One, Inc., Incremental Term B-1 Loan (3 mo. LIBOR US + 2.25%), 3.57%, 5/01/24 (c)(g)		3,760	3,769,400
CBS Radio, Inc., Term B Loan (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 10/17/23 (g)		5,674	5,704,914
Charter Communications Operating LLC (AKA CCO Safari LLC), Term I-1 Loan (1 mo. LIBOR US + 2.25%), 3.49%, 1/15/24 (g)		25,305	25,417,113
Creative Artists Agency LLC, Refinancing Term Loan (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.73%, 2/15/24 (g)		9,945	9,998,927
CSC Holdings LLC (FKA CSC Holdings, Inc. (Cablevision)), March 2017 Refinancing Term Loan (1 mo. LIBOR US + 2.25%), 3.48%, 7/17/25 (g)		19,980	19,838,350
DHX Media Ltd., Initial Term Loan (1 mo. LIBOR US + 3.75%, 1.00% Floor), 4.99%, 12/29/23 (c)(g)		4,145	4,155,363
Entercom Radio LLC:
Term B Loan (1 mo. LIBOR US + 3.50%), 4.73%, 11/01/23 (g)		232	232,033
Term B Loan (1 mo. LIBOR US + 3.50%), 4.74%, 11/01/23 (g)		2,743	2,745,183
Term B Loan (3 mo. PRIME RATE + 2.50%, 1.00% Floor), 6.75%, 11/01/23 (g)		16	16,340

Floating Rate Loan Interests		Par (000)	Value
Media (continued)
Gray Television, Inc., Term B-2 Loan (1 mo. LIBOR US + 2.50%), 3.74%, 2/07/24 (g)	USD	7,222	$7,229,201
Hemisphere Media Holdings LLC (International Espanol, Inc.), Term B-1 Loan (1 mo. LIBOR US + 3.50%), 4.74%, 2/14/24 (g)		3,633	3,637,647
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.):
Tranche D Term Loan (1 mo. LIBOR US + 6.75%), 7.99%, 1/30/19 (g)		23,821	19,056,954
Tranche E Term Loan (1 mo. LIBOR US + 7.50%), 8.74%, 7/30/19 (g)		5,460	4,362,049
Liberty Cablevision of Puerto Rico LLC (FKA San Juan Cable LLC), Term B Loan (First Lien) (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.80%, 1/07/22 (g)		5,485	5,450,719
Live Nation Entertainment, Inc., Term B-3 Loan (1 mo. LIBOR US + 2.25%), 3.50%, 10/31/23 (g)		3,654	3,659,689
Mission Broadcasting, Inc., Term B-2 Loan (1 mo. LIBOR US + 2.50%), 3.74%, 1/17/24 (g)		1,914	1,915,923
Nexstar Broadcasting, Inc., Term B-2 Loan (1 mo. LIBOR US + 2.50%), 3.74%, 1/17/24 (g)		15,409	15,428,555
Radiate Holdco LLC (AKA RCN Grande), Closing Date Term Loan (1 mo. LIBOR US + 3.00%, 0.75% Floor), 4.24%, 2/01/24 (g)		5,805	5,723,187
Telenet Financing USD LLC, Term Loan AI Facility (1 mo. LIBOR US + 2.75%), 3.98%, 6/30/25 (g)		30,255	30,301,290
Trader Corp., 2017 Refinancing Term Loan (First Lien) (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.54%, 9/28/23 (g)		7,122	7,107,336
Tribune Media Co. (FKA Tribune Co.), Term C Loan (1 mo. LIBOR US + 3.00%, 0.75% Floor), 4.24%, 1/26/24 (g)		16,603	16,631,016
Unitymedia Hessen GmbH & Co. KG, Term Loan B, 9/08/25 (f)		10,144	10,093,280
Univision Communications, Inc., 2017 Replacement Repriced First-Lien Term Loan (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.99%, 3/15/24 (g)		9,645	9,563,978
William Morris Endeavor Entertainment LLC (IMG Worldwide Holdings LLC), Term Loan (First Lien) (1 mo. LIBOR US + 3.25%, 1.00% Floor), 4.49%, 5/06/21 (g)		1,522	1,528,439

			226,176,388
Metals & Mining — 0.1%
WireCo WorldGroup, Inc. (WireCo WorldGroup Finance LP), Initial Term Loan (First Lien) (3 mo. LIBOR US + 5.50%, 1.00% Floor), 6.82%, 9/29/23 (g)		2,918	2,948,968
Multiline Retail — 0.3%
Evergreen Acqco 1 LP:
New Term Loan (2 mo. LIBOR US + 3.75%, 1.25% Floor), 5.01%, 7/09/19 (g)		4	3,431
New Term Loan (3 mo. LIBOR US + 3.75%, 1.25% Floor), 5.06%, 7/09/19 (g)		1,402	1,303,773
Hudson’s Bay Co., Initial Term Loan (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.55%, 9/30/22 (g)		10,589	10,165,621

			11,472,825

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	17

Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
Multi-Utilities — 0.1%
Power Borrower LLC, Initial Term Loan (Second Lien) (3 mo. LIBOR US + 7.25%, 1.00% Floor), 8.55%, 11/06/20 (g)	USD	4,800	$4,758,000
Oil, Gas & Consumable Fuels — 3.1%
BCP Raptor LLC (AKA EagleClaw Midstream Ventures), Initial Term Loan (2 mo. LIBOR US + 4.25%, 1.00% Floor), 5.51%, 6/24/24 (g)		8,355	8,403,710
Bronco Midstream Funding LLC, Term Loan (3 mo. LIBOR US + 4.00%, 1.00% Floor), 5.32%, 8/17/20 (g)		8,034	8,104,167
California Resources Corp.:
Loan (1 mo. LIBOR US + 10.38%, 1.00% Floor), 11.60%, 12/31/21 (g)		12,076	12,780,864
Term Loan (1 mo. LIBOR US + 3.00%), 4.24%, 11/25/19 (c)(g)		10,231	9,719,885
Chesapeake Energy Corp., Class A Loan (3 mo. LIBOR US + 7.50%, 1.00% Floor), 8.81%, 8/23/21 (g)		10,477	11,122,684
CITGO Holding, Inc., Term Loan (3 mo. LIBOR US + 8.50%, 1.00% Floor), 9.80%, 5/12/18 (g)		4,273	4,299,389
Energy Transfer Equity LP, Loan (1 mo. LIBOR US + 2.75%), 3.98%, 2/02/24 (g)		14,704	14,717,041
Gavilan Resources LLC, Initial Term Loan (Second Lien) (1 mo. LIBOR US + 6.00%, 1.00% Floor), 7.23%, 3/01/24 (g)		14,930	14,052,863
MEG Energy Corp., Initial Term Loan (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.73%, 12/31/23 (g)		10,888	10,792,780
Team Health Holdings, Inc., Initial Term Loan (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.99%, 2/06/24 (g)		6,767	6,674,410
Ultra Resources, Inc., Loan (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.31%, 4/12/24 (g)		4,455	4,447,560
Veresen Midstream LP, Tranche B-2 Term Loan (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 3/31/22 (g)		10,526	10,572,419

			115,687,772
Personal Products — 0.8%
Alphabet Holding Co., Inc. (AKA Nature’s Bounty):
Term Loan, 9/15/25 (f)		7,983	7,916,502
Term Loan B, 9/15/24 (f)		17,600	17,479,088
Revlon Consumer Products Corp., Initial Term B Loan (1 mo. LIBOR US + 3.50%, 0.75% Floor), 4.74%, 9/07/23 (g)		3,020	2,705,690

			28,101,280
Pharmaceuticals — 2.4%
Akorn, Inc., Loan (1 mo. LIBOR US + 4.25%, 1.00% Floor), 5.50%, 4/16/21 (c)(g)		9,168	9,271,065
Alpha 3 BV (AKA Atotech), Initial Term B-1 Loan (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.30%, 1/31/24 (g)		8,555	8,555,000
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Dollar Term Loan (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.99%, 5/20/21 (g)		17,287	17,366,288
Mallinckrodt International Finance SA, 2017 Term B Loan (3 mo. LIBOR US + 2.75%, 0.75% Floor), 4.05%, 9/24/24 (g)		7,362	7,368,512
Nature’s Bounty Co. (AKA NBTY), Dollar Term B-1 Loan (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.80%, 5/05/23 (g)		3,649	3,649,753
Prestige Brands, Inc., Term B-4 Loan (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.99%, 1/26/24 (g)		11,477	11,489,040

Floating Rate Loan Interests		Par (000)	Value
Pharmaceuticals (continued)
RPI Finance Trust, Initial Term Loan B-6 (3 mo. LIBOR US + 2.00%), 3.30%, 3/27/23 (g)	USD	10,852	$10,890,612
Valeant Pharmaceuticals International, Inc., Series F Tranche B Term Loan (1 mo. LIBOR US + 4.75%, 0.75% Floor), 5.99%, 4/01/22 (g)		20,890	21,238,529

			89,828,799
Professional Services — 1.4%
DTI Holdco, Inc.:
Initial Term Loan (2 mo. LIBOR US + 5.25%, 1.00% Floor), 6.51%, 10/02/23 (g)		17	15,897
Initial Term Loan (3 mo. LIBOR US + 5.25%, 1.00% Floor), 6.56%, 10/02/23 (g)		6,592	6,295,251
Employbridge LLC (FKA Koosharem LLC), Term Loan (3 mo. LIBOR US + 6.50%, 1.00% Floor), 7.80%, 5/15/20 (g)		2,057	1,926,026
EWT Holdings III Corp. (FKA WTG Holdings III Corp.), Term Loan (First Lien) (3 mo. LIBOR US + 3.75%, 1.00% Floor), 5.05%, 1/15/21 (g)		6,204	6,266,277
Greenrock Finance, Inc., Initial USD Term B Loan (First Lien) (2 mo. LIBOR US + 3.50%, 1.00% Floor), 4.75%, 6/28/24 (g)		3,145	3,175,286
Sterling Midco Holdings, Inc. (FKA Sterling Holdings Ultimate Parent, Inc.), Initial Term Loan (First Lien) (3 mo. LIBOR US + 4.25%, 1.00% Floor), 5.55%, 6/19/24 (g)		10,761	10,794,281
Trans Union LLC, 2017 Replacement Term B-3 Loan (1 mo. LIBOR US + 2.00%), 3.24%, 4/10/23 (g)		22,391	22,396,132

			50,869,150
Real Estate Management & Development — 0.9%
CityCenter Holdings LLC, Term B Loan (1 mo. LIBOR US + 2.50%, 0.75% Floor), 3.73%, 4/18/24 (g)		16,485	16,509,915
DTZ U.S. Borrower LLC (DTZ AUS Holdco PTY Ltd.) (AKA Cushman & Wakefield):
2015-1 Additional Term Loan (First Lien) (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.55%, 11/04/21 (g)		398	398,299
2015-1 Additional Term Loan (First Lien) (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.56%, 11/04/21 (g)		2,724	2,727,934
2015-1 Additional Term Loan (First Lien) (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.57%, 11/04/21 (g)		6,061	6,070,556
Realogy Group LLC (FKA Realogy Corp.), Initial Term B Loan (1 mo. LIBOR US + 2.25%, 0.75% Floor), 3.49%, 7/20/22 (g)		9,109	9,137,437

			34,844,141
Road & Rail — 0.2%
Gruden Acquisition, Inc. (AKA Quality Distribution), Incremental Term Loan (First Lien) (3 mo. LIBOR US + 5.50%, 1.00% Floor), 6.80%, 8/18/22 (g)		5,278	5,196,687
SIRVA Worldwide, Inc.:
Tranche B Loan (3 mo. LIBOR US + 6.50%, 1.00% Floor), 7.80%, 11/22/22 (c)(g)		1,013	1,018,077
Tranche B Loan (3 mo. LIBOR US + 6.50%, 1.00% Floor), 7.82%, 11/22/22 (c)(g)		2,034	2,043,846

			8,258,610

See Notes to Financial Statements.

18	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
Semiconductors & Semiconductor Equipment — 0.3%
Cavium, Inc., Term B-1 Loan (1 mo. LIBOR US + 2.25%, 0.75% Floor), 3.48%, 8/16/22 (c)(g)	USD	2,991	$2,995,018
MaxLinear, Inc., Initial Term B Loan (1 mo. LIBOR US + 2.50%, 0.75% Floor), 3.73%, 5/13/24 (c)(g)		2,277	2,274,213
Microsemi Corp., Closing Date Term B Loan (3 mo. LIBOR US + 2.25%), 3.55%, 1/15/23 (g)		2,975	2,979,517
ON Semiconductor Corp., 2017 New Replacement Term Loan (1 mo. LIBOR US + 2.25%), 3.49%, 3/31/23 (g)		2,944	2,952,096

			11,200,844
Software — 7.4%
Applied Systems, Inc.:
Initial Term Loan (First Lien) (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.55%, 1/25/21 (g)		3,694	3,717,176
Initial Term Loan (Second Lien) (3 mo. LIBOR US + 6.50%, 1.00% Floor), 7.80%, 1/24/22 (g)		1,746	1,767,542
Aptean, Inc., Term B Loan (First Lien) (3 mo. LIBOR US + 4.25%, 1.00% Floor), 5.55%, 12/20/22 (g)		6,135	6,176,831
BMC Software Finance, Inc., Initial B-1 U.S. Term Loan (1 mo. LIBOR US + 4.00%, 1.00% Floor), 5.24%, 9/10/22 (g)		17,470	17,521,108
Cypress Intermediate Holdings III, Inc. (FKA Jaguar Holding, Inc.):
Initial Term Loan (First Lien) (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 4/29/24 (g)		4,226	4,216,887
Initial Term Loan (Second Lien) (1 mo. LIBOR US + 6.75%, 1.00% Floor), 7.99%, 4/28/25 (g)		2,330	2,393,353
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-6 Term Loan (3 mo. LIBOR US + 2.75%, 1.00% Floor), 4.05%, 2/01/22 (g)		18,351	18,292,098
Informatica Corp., Dollar Term Loan (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.80%, 8/05/22 (g)		19,601	19,613,198
Information Resources, Inc. (FKA Symphonyiri Group, Inc.), Initial Term Loan (First Lien) (1 mo. LIBOR US + 4.25%, 1.00% Floor), 5.49%, 1/18/24 (g)		4,424	4,451,562
Ivanti Software, Inc. (FKA LANDesk Group, Inc.), Term Loan (First Lien) (1 mo. LIBOR US + 4.25%, 1.00% Floor), 5.49%, 1/20/24 (g)		2,364	2,331,903
Kronos, Inc.:
Incremental Term Loan (First Lien) (2 mo. LIBOR US + 3.50%, 1.00% Floor), 4.76%, 11/01/23 (g)		46	45,903
Incremental Term Loan (First Lien) (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.81%, 11/01/23 (g)		18,131	18,269,567
Initial Term Loan (Second Lien) (3 mo. LIBOR US + 8.25%, 1.00% Floor), 9.56%, 11/01/24 (g)		8,065	8,327,113
MA Finance Co., LLC (AKA Micro Focus International PLC), Tranche B-3 Term Loan (1 mo. LIBOR US + 2.75%), 3.98%, 6/21/24 (g)		1,306	1,304,614
Misys Ltd. (AKA Almonde/Tahoe):
Dollar Term Loan (First Lien) (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.82%, 6/13/24 (g)		14,580	14,641,965
Dollar Term Loan (Second Lien) (3 mo. LIBOR US + 7.25%, 1.00% Floor), 8.57%, 6/13/25 (g)		5,420	5,510,622

Floating Rate Loan Interests		Par (000)	Value
Software (continued)
Mitchell International, Inc.:
Initial Term Loan (2 mo. LIBOR US + 3.50%, 1.00% Floor), 4.76%, 10/13/20 (g)	USD	25	$24,796
Initial Term Loan (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.81%, 10/13/20 (g)		9,807	9,823,679
Initial Loan (Second Lien), (3 mo. LIBOR US + 7.50%, 1.00% Floor), 8.81%, 10/11/21 (g)		5,000	5,032,800
Project Alpha Intermediate Holding, Inc., Term Loan (3 mo. LIBOR US + 3.50%, 1.00% Floor), 4.81%, 4/26/24 (g)		14,788	14,418,300
Project Leopard Holdings, Inc., Term Loan (3 mo. LIBOR US + 5.50%, 1.00% Floor), 6.76%, 7/07/23 (c)(g)		4,135	4,155,675
Rackspace Hosting, Inc.:
2017 Refinancing Term B Loan (First Lien) (2 mo. LIBOR US + 3.00%, 1.00% Floor), 4.26%, 11/03/23 (g)		41	40,706
2017 Refinancing Term B Loan (First Lien) (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.31%, 11/03/23 (g)		16,228	16,241,647
RP Crown Parent LLC, Initial Term Loan (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 10/12/23 (g)		11,031	11,105,497
Seattle SpinCo, Inc. (AKA Micro Focus International PLC), Initial Term Loan (3 mo. LIBOR US + 2.75%), 4.03%, 6/21/24 (g)		8,821	8,810,379
Securus Technologies Holdings, Inc., Term Loan, 6/20/24 (f)		6,350	6,398,959
Sophia LP, Term B Loan (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.55%, 9/30/22 (g)		16,544	16,515,868
SS&C Technologies Holdings, Inc.:
2017 Refinancing New Term B-1 Loan (1 mo. LIBOR US + 2.25%), 3.49%, 7/08/22 (g)		20,279	20,351,182
2017 Refinancing New Term B-2 Loan (1 mo. LIBOR US + 2.25%), 3.49%, 7/08/22 (g)		1,058	1,061,563
Synchronoss Technologies, Inc., Initial Term Loan (3 mo. LIBOR US + 4.50%), 5.76%, 1/19/24 (g)		5,456	5,374,480
TIBCO Software, Inc., Term B-1 Loan (1 mo. LIBOR US + 3.50%, 1.00% Floor), 4.74%, 12/04/20 (g)		13,116	13,142,175
VF Holding Corp., Term B-1 Loan (First Lien) (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.55%, 6/30/23 (g)		12,992	13,030,639

			274,109,787
Specialty Retail — 1.5%
Academy Ltd.:
Initial Term Loan (1 mo. LIBOR US + 4.00%, 1.00% Floor), 5.23%, 7/01/22 (g)		2,475	1,648,493
Initial Term Loan (3 mo. LIBOR US + 4.00%, 1.00% Floor), 5.31%, 7/01/22 (g)		783	521,215
Initial Term Loan (3 mo. LIBOR US + 4.00%, 1.00% Floor), 5.32%, 7/01/22 (g)		1,470	979,026
Harbor Freight Tools USA, Inc., Initial Loan (2016) (1 mo. LIBOR US + 3.25%, 0.75% Floor), 4.49%, 8/18/23 (g)		6,090	6,110,772
Michaels Stores, Inc.:
2016 New Replacement Term B-1 Loan (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.98%, 1/30/23 (g)		2,748	2,742,069

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	19

Schedule of Investments (continued)

Floating Rate Loan Interests		Par (000)	Value
Specialty Retail (continued)
2016 New Replacement Term B-1 Loan (1 mo. LIBOR US + 2.75%, 1.00% Floor), 3.99%, 1/30/30 (g)	USD	6,324	$6,309,982
National Vision, Inc., Initial Term Loan (First Lien) (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 3/12/21 (g)		14,427	14,459,863
Party City Holdings, Inc.:
2016 Replacement Term Loan (3 mo. LIBOR US + 3.00%, 0.75% Floor), 4.30%, 8/19/22 (g)		609	609,680
2016 Replacement Term Loan (3 mo. LIBOR US + 3.00%, 0.75% Floor), 4.32%, 8/19/22 (g)		8,480	8,484,154
PetSmart, Inc., Tranche B-2 Loan (1 mo. LIBOR US + 3.00%, 1.00% Floor), 4.24%, 3/11/22 (g)		886	777,859
Staples, Inc., Term Loan B, 8/15/24 (f)		14,145	14,071,022
Things Remembered, Inc., PIK Term Loan (1 mo. LIBOR US + 1.00%), 1.00%, 2/29/20 (c)(g)(h)		1,087	163,028

			56,877,163
Technology Hardware, Storage & Peripherals — 0.2%
Western Digital Corp., U.S. Term B-2 Loan (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.98%, 4/29/23 (g)		9,161	9,203,953
Trading Companies & Distributors — 2.3%
American Builders & Contractors Supply Co., Inc., Additional Term B-1 Loan (1 mo. LIBOR US + 2.50%, 0.75% Floor), 3.74%, 10/31/23 (g)		13,745	13,756,113
Avolon TLB Borrower 1 (U.S.) LLC, Initial Term B-2 Loan (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.98%, 3/21/22 (g)		25,270	25,338,609
Beacon Roofing Supply, Inc., Initial Term Loan (1 mo. LIBOR US + 2.75%, 0.75% Floor), 3.98%, 10/01/22 (g)		6,040	6,058,062
GYP Holdings III Corp., 2017 Incremental First Lien Term Loan (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.31%, 4/01/23 (g)		11,471	11,499,944
HD Supply, Inc.:
Term B-3 Loan (1 mo. LIBOR US + 2.25%), 3.49%, 8/13/21 (g)		10,773	10,770,752
Term B-4 Loan (1 mo. LIBOR US + 2.50%), 3.74%, 10/17/23 (g)		3,722	3,727,458
Nexeo Solutions LLC:
Term B Loan (3 mo. LIBOR US + 3.75%), 5.05%, 6/09/23 (g)		442	444,521
Term B Loan (3 mo. LIBOR US + 3.75%), 5.06%, 6/09/23 (g)		448	449,748
Term B Loan (3 mo. LIBOR US + 3.75%), 5.07%, 6/09/23 (g)		441	443,560
Solenis International LP (Solenis Holdings 3 LLC) (AKA Ashland Water Technologies):
Initial Dollar Term Loan (First Lien) (3 mo. LIBOR US + 3.25%, 1.00% Floor), 4.57%, 7/31/21 (g)		3,991	3,996,948
Initial Term Loan (Second Lien) (3 mo. LIBOR US + 6.75%, 1.00% Floor), 8.07%, 7/31/22 (g)		8,790	8,786,308

			85,272,023

Floating Rate Loan Interests	Par (000)	Value
Water Utilities — 0.3%
HD Supply Waterworks Ltd., Initial Term Loan (3 mo. LIBOR US + 3.00%, 1.00% Floor), 4.46%, 8/01/24 (g)	USD 11,060	$11,073,825
Wireless Telecommunication Services — 0.5%
Sprint Communications, Inc., Initial Term Loan (1 mo. LIBOR US + 2.50%, 0.75% Floor), 3.75%, 2/02/24 (g)	17,277	17,276,700
Total Floating Rate Loan Interests — 91.3%		3,386,513,139

Other Interests (i)	Beneficial Interest (000)
Electric Utilities — 0.0%
Vistra Energy Corp. (c)(d)	8,430	84
Health Care Providers & Services — 0.0%
Millennium Lender Claim (c)(d)	7,745	—
Millennium Lender Claim (c)(d)	7,267	—
Total Other Interests — 0.0%		84

Preferred Securities	Shares
Preferred Stocks
Diversified Consumer Services — 0.0%
Education Management Corp., Series A-1, 7.50% (c)(j)	1,705	938

Warrants — 0.0%
AFGlobal Corp. (Issued/exercisable 6/8/17, 1 share for 1 warrant, Expires 10/06/22, Strike Price USD 0.00) (c)(d)	17,095	—
Total Long-Term Investments (Cost — $3,628,580,796) — 97.9%		3,632,466,044

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.89% (k)(l)	211,598,707	211,598,707
Total Short-Term Securities (Cost — $211,598,707) — 5.7%		211,598,707

Options Purchased
(Cost — $527,906) — 0.0%		189,079
Total Investments (Cost — $3,840,707,409) — 103.6%		3,844,253,830
Liabilities in Excess of Other Assets — (3.6)%		(134,623,605)

Net Assets — 100.0%		$3,709,630,225

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Floating rate security. Rate shown is the rate in effect as of period end.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Non-income producing security.

See Notes to Financial Statements.

20	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Schedule of Investments (continued)

(e)	Issuer filed for bankruptcy and/or is in default.

(f)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(g)	Variable rate security. Rate shown is the rate in effect as of period end.

(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(i)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(j)	Perpetual security with no stated maturity date.

(k)	Current yield as of period end.

(l)	During the year ended August 31, 2017, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at August 31, 2016	Shares Purchased		Shares Sold	Shares Held at August 31, 2017	Value at August 31, 2017	Income	Net Realized Gain[1]	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	153,744,585	57,854,122	[2]	—	211,598,707	$211,598,707	$1,176,090	$906	—
iShares iBoxx $ High Yield Corporate Bond ETF	128,412	—		(128,412)	—	—	146,736	39,522	$(149,260)
Total						$211,598,707	$1,322,826	$40,428	$(149,260)

[1]	Includes net capital gain distributions.

[2]	Represents net shares purchased.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,872,635	GBP	2,187,000	HSBC Bank PLC	9/06/17	$44,043
USD	2,819,387	GBP	2,180,000	UBS AG	10/04/17	(2,922)
Net Unrealized Appreciation						$41,121

OTC Interest Rate Swaptions Purchased
				Received by the Fund		Paid by the Fund
Description	Counterparty	Expiration Date	Exercise Rate	Rate	Frequency	Rate	Frequency	Notional Amount (000)		Value
Put
10-Year Interest Rate Swap, 9/03/27	JPMorgan Chase Bank N.A.	9/01/17	2.65%	3-month LIBOR	Quarterly	2.65%	Semi-Annual	USD	17,000	$2
10-Year Interest Rate Swap, 9/03/27	JPMorgan Chase Bank N.A.	9/01/17	2.75%	3-month LIBOR	Quarterly	2.75%	Semi-Annual	USD	17,000	2
10-Year Interest Rate Swap, 12/10/27	JPMorgan Chase Bank N.A.	12/08/17	2.48%	3-month LIBOR	Quarterly	2.48%	Semi-Annual	USD	8,550	20,532
10-Year Interest Rate Swap, 12/10/27	JPMorgan Chase Bank N.A.	12/08/17	2.78%	3-month LIBOR	Quarterly	2.78%	Semi-Annual	USD	25,650	15,701
10-Year Interest Rate Swap, 12/10/27	JPMorgan Chase Bank N.A.	12/08/17	2.78%	3-month LIBOR	Quarterly	2.78%	Semi-Annual	USD	2,100	1,285
10-Year Interest Rate Swap, 3/02/28	JPMorgan Chase Bank N.A.	2/28/18	2.52%	3-month LIBOR	Quarterly	2.52%	Semi-Annual	USD	23,250	122,189
10-Year Interest Rate Swap, 3/02/28	JPMorgan Chase Bank N.A.	2/28/18	2.62%	3-month LIBOR	Quarterly	2.62%	Semi-Annual	USD	7,750	29,368
Total										$189,079

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	21

Schedule of Investments (continued)

Derivative Financial Instruments Categorized by Risk Exposure

      As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$44,043	—	—	$44,043
Options purchased	Investments at value — unaffiliated[1]	—	—	—	—	$189,079	—	189,079
Total		—	—	—	$44,043	$189,079	—	$233,122

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$2,922	—	—	$2,922

[1]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended August 31, 2017, the effect of derivative financial instruments in the Statement of Operations was as follows:
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Forward foreign currency exchange contracts	—	—	—	$52,287	—	—	$52,287
Options purchased[1]	—	—	—	—	$(153,450)	—	(153,450)
Swaps	—	$1,518,241	—	—	(44,112)	—	1,474,129
Total	—	$1,518,241	—	$52,287	$(197,562)	—	$1,372,966

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$28,247	—	—	$28,247
Options purchased[2]	—	—	—	—	$(338,827)	—	(338,827)
Swaps	—	—	—	—	(169,693)	—	(169,693)
Total	—	—	—	$28,247	$(508,520)	—	$(480,273)

[1]	Options purchased are included in the net realized gain (loss) from investments.

[2]	Options purchased are included in the net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$6,054,559
Options:
Average notional value of swaption contracts purchased	$42,075,000
Credit default swaps:
Average notional value — sell protection	$7,552,000
Interest rate swaps:
Average notional value — pays fixed rate	$13,750,000
Total return swaps:
Average notional value	$3,120,000	[1]

[1] Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter end.

    For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

22	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Schedule of Investments (continued)

Derivative Financial Instruments — Offsetting as of Period End
The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets		Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$44,043		$2,922
Options	189,079	[1]	—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$233,122		$2,922
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—		—

Total derivative assets and liabilities subject to an MNA	$233,122		2,922

[1]	Includes options purchased at value which is included in investment at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under an MNA and net of the related collateral received by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1,2]
HSBC Bank PLC	$44,043	—	—	—	$44,043
JPMorgan Chase Bank N.A.	189,079	—	—	$(189,079)	—
Total	$233,122	—	—	$(189,079)	$44,043

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2,3]
UBS AG	$2,922	—	—	—	$2,922

[1]	Net amount represents the net amount receivable from the counterparty in the event of default.

[2]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$38,184,469	$1,000,000	$39,184,469
Common Stocks[1]	—	524,878	487,254	1,012,132
Corporate Bonds[1]	—	205,755,281	1	205,755,282
Floating Rate Loan Interests[1]	—	3,262,798,191	123,714,948	3,386,513,139
Other Interests	—	—	84	84
Preferred Securities[1]	—	—	938	938
Short-Term Securities	$211,598,707	—	—	211,598,707
Options Purchased:
Interest rate contracts	—	189,075	4	189,079
Unfunded Floating Rate Loan Interests[2]	—	—	10,932	10,932

Total	$211,598,707	$3,507,451,894	$125,214,161	$3,844,264,762

[1]	See above Schedule of Investments for values in each industry.

[2]	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	23

Schedule of Investments (concluded)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$44,043	—	$44,043
Liabilities:
Foreign currency exchange contracts	—	(2,922)	—	(2,922)
Total	—	$41,121	—	$41,121

[1]	Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended August 31, 2017, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Preferred Securities	Options Purchased	Unfunded Floating Rate Loan Interests	Total
Assets:
Opening Balance, as of August 31, 2016	$8,120,507	$184,936	—	$164,893,556	—	$3,410	—	—	$173,202,409
Transfers into Level 3	—	—	—	30,413,689	—	—	—	—	30,413,689
Transfers out of Level 3[1]	(5,243,277)	—	—	(63,074,306)	—	—	—	—	(68,317,583)
Other[2]	—	—	—	(150)	$150	—	—	—	—
Accrued discounts/ premiums	3,830	—	—	499,853	—	—	—	—	503,683
Net realized gain (loss)	41,197	106,914	—	230,624	—	—	—	—	378,735
Net change in unrealized appreciation (depreciation)[3,4]	55,243	177,639	$(131,375)	345,699	(38,927)	(2,472)	$(166,905)	$10,932	249,834
Purchases	1,000,000	167,212	131,376	63,126,719	38,861	—	166,909	—	64,631,077
Sales	(2,977,500)	(149,447)	—	(72,720,736)	—	—	—	—	(75,847,683)

Closing Balance, as of August 31, 2017	$1,000,000	$487,254	$1	$123,714,948	$84	$938	$4	$10,932	$125,214,161

Net change in unrealized appreciation (depreciation) on investments still held at August 31, 2017[4]	—	$263,206	$(131,375)	$312,105	$(38,777)	$(2,472)	$(166,905)	$10,932	$246,714

[1]

As of August 31, 2017, the Fund used significant unobservable inputs in determining the value of certain investments. As of August 31, 2017, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Certain Level 3 investments were re-classified between Floating Rate Loan Interests and Other Interests.

[3]	Included in the related net change in unrealized appreciation (depreciation) in the Statement of Operations.

[4]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at August 31, 2017 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

24	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Statement of Assets and Liabilities

August 31, 2017

Assets
Investments at value — unaffiliated (cost — $3,629,108,702)	$3,632,655,123
Investments at value — affiliated (cost — $211,598,707)	211,598,707
Cash	6,113,819
Foreign currency at value (cost — $940,451)	1,009,616
Receivables:
Investments sold	46,690,989
Capital shares sold	5,881,635
Dividends — affiliated	150,741
Interest — unaffiliated	12,595,808
From the Manager	20,910
Unrealized appreciation on:
Forward foreign currency exchange contracts	44,043
Unfunded floating rate loan interests	10,932
Prepaid expenses	124,067

Total assets	3,916,896,390

Liabilities
Cash received as collateral for OTC derivatives	290,000
Payables:
Investments purchased	192,015,506
Capital shares redeemed	8,728,045
Income dividends	3,105,517
Investment advisory fees	1,550,922
Officer’s and Trustees’ fees	18,059
Other accrued expenses	1,097,892
Other affiliates	198,966
Service and distribution fees	258,336
Unrealized depreciation on forward foreign currency exchange contracts	2,922

Total liabilities	207,266,165

Net Assets	$3,709,630,225

Net Assets Consist of
Paid-in capital	$3,769,774,766
Undistributed net investment income	98,017
Accumulated net realized loss	(63,912,577)
Net unrealized appreciation (depreciation)	3,670,019

Net Assets	$3,709,630,225

Net Asset Value
Institutional — Based on net assets of $2,753,881,947 and 270,048,599 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.20

Investor A — Based on net assets of $607,709,268 and 59,599,685 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.20

Investor C — Based on net assets of $133,143,793 and 13,060,683 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.19

Investor C1 — Based on net assets of $14,792,334 and 1,451,205 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.19

Class K — Based on net assets of $200,102,883 and 19,629,406 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.19

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	25

Statement of Operations

Year Ended August 31, 2017

Investment Income
Interest — unaffiliated	$162,017,134
Dividends — unaffiliated	560,866
Dividends — affiliated	1,322,826

Total investment income	163,900,826

Expenses
Investment advisory	17,218,012
Service and distribution — class specific	3,168,708
Transfer agent — class specific	2,215,725
Administration	1,290,568
Administration — class specific	687,041
Accounting services	512,395
Registration	298,730
Professional	278,348
Custodian	151,588
Printing	88,597
Officer and Trustees	84,514
Offering	27,574
Miscellaneous	681,399
Recoupment of past waived fees — class specific	17,919

Total expenses	26,721,118
Less:
Administration fees waived — class specific	(13,080)
Fees waived by the Manager	(162,514)
Transfer agent fees reimbursed — class specific	(20,910)

Total expenses after fees waived	26,524,614

Net investment income	137,376,212

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	10,451,208
Investments — affiliated	39,522
Capital gain distributions from investment companies — affiliated	906
Foreign currency transactions	80,053
Forward foreign currency exchange contracts	52,287
Swaps	1,474,129

12,098,105

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	9,900,513
Investments — affiliated	(149,260)
Foreign currency translations	64,505
Forward foreign currency exchange contracts	28,247
Swaps	(169,693)
Unfunded floating rate loan interests	(13,338)

9,660,974

Net realized and unrealized gain	21,759,079

Net Increase in Net Assets Resulting from Operations	$159,135,291

See Notes to Financial Statements.

26	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Statements of Changes in Net Assets

	Year Ended August 31,
Increase (Decrease) in Net Assets:	2017	2016

Operations
Net investment income	$137,376,212	$114,202,200
Net realized gain (loss)	12,098,105	(40,701,754)
Net change in unrealized appreciation (depreciation)	9,660,974	27,818,897

Net increase in net assets resulting from operations	159,135,291	101,319,343

Distributions to Shareholders[1]
From net investment income:
Institutional	(102,018,572)	(86,135,997)
Investor A	(23,346,335)	(21,641,744)
Investor C	(4,198,206)	(4,036,596)
Investor C1	(1,207,220)	(1,745,260)
Class K	(6,712,325)	(330,879)

Decrease in net assets resulting from distributions to shareholders	(137,482,658)	(113,890,476)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	660,696,164	393,528,164

Net Assets
Total increase in net assets	682,348,797	380,957,031
Beginning of year	3,027,281,428	2,646,324,397

End of year	$3,709,630,225	$3,027,281,428

Undistributed net investment income, end of year	$98,017	$1,417,874

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	27

Financial Highlights

	Institutional
	Year Ended August 31,
	2017	2016	2015[1]	2014[1]	2013[1]

Per Share Operating Performance
Net asset value, beginning of year	$10.12	$10.20	$10.46	$10.43	$10.32

Net investment income[2]	0.42	0.42	0.44	0.44	0.45
Net realized and unrealized gain (loss)	0.08	(0.08)	(0.24)	0.01	0.13 [3]

Net increase from investment operations	0.50	0.34	0.20	0.45	0.58

Distributions from net investment income[4]	(0.42)	(0.42)	(0.46)	(0.42)	(0.47)

Net asset value, end of year	$10.20	$10.12	$10.20	$10.46	$10.43

Total Return[5]
Based on net asset value	5.01%	3.48%	1.98%	4.42%	5.67%

Ratios to Average Net Assets
Total expenses[6]	0.67%[7]	0.68%[7]	0.69%[7]	0.72%[7]	0.73%[7]

Total expenses after fees waived and/or reimbursed[6]	0.67%	0.67%	0.68%	0.70%	0.70%

Net investment income[6]	4.10%	4.23%	4.26%	4.19%	4.25%

Supplemental Data
Net assets, end of year (000)	$2,753,882	$2,290,192	$1,862,771	$1,607,319	$1,372,062

Portfolio turnover rate	112%	72%	78%	87%	91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,

	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	N/A

[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2015, August 31, 2014 and August 31, 2013, the ratio would have been 0.67%, 0.69% and 0.71%, respectively. There was no financial impact to the expense ratio for the years ended August 31, 2017 and August 31, 2016.

See Notes to Financial Statements.

28	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Financial Highlights (continued)

	Investor A
	Year Ended August 31,
	2017	2016	2015[1]	2014[1]	2013[1]

Per Share Operating Performance
Net asset value, beginning of year	$10.12	$10.20	$10.46	$10.42	$10.31

Net investment income[2]	0.39	0.39	0.42	0.41	0.42
Net realized and unrealized gain (loss)	0.08	(0.08)	(0.25)	0.02	0.12 [3]

Net increase from investment operations	0.47	0.31	0.17	0.43	0.54

Distributions from net investment income[4]	(0.39)	(0.39)	(0.43)	(0.39)	(0.43)

Net asset value, end of year	$10.20	$10.12	$10.20	$10.46	$10.42

Total Return[5]
Based on net asset value	4.69%	3.14%	1.68%	4.23%	5.35%

Ratios to Average Net Assets
Total expenses[6]	0.99%	1.01%[7]	0.98%[7]	0.98%[7]	1.02%[7]

Total expenses after fees waived and/or reimbursed[6]	0.98%	1.01%	0.97%	0.97%	1.01%

Net investment income[6]	3.79%	3.89%	4.04%	3.86%	3.99%

Supplemental Data
Net assets, end of year (000)	$607,709	$554,628	$597,767	$600,954	$659,910

Portfolio turnover rate	112%	72%	78%	87%	91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,

	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	N/A

[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2016, August 31, 2014 and August 31, 2013, the ratio would have been 1.00%, 0.97%, 1.00% and 1.10%, respectively. There was no financial impact to the expense ratio for the year ended August 31, 2015.

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	29

Financial Highlights (continued)

	Investor C
	Year Ended August 31,
	2017	2016	2015[1]	2014[1]	2013[1]

Per Share Operating Performance
Net asset value, beginning of year	$10.11	$10.19	$10.46	$10.42	$10.31

Net investment income[2]	0.31	0.32	0.33	0.33	0.34
Net realized and unrealized gain (loss)	0.08	(0.08)	(0.25)	0.03	0.12 [3]

Net increase from investment operations	0.39	0.24	0.08	0.36	0.46

Distributions from net investment income[4]	(0.31)	(0.32)	(0.35)	(0.32)	(0.35)

Net asset value, end of year	$10.19	$10.11	$10.19	$10.46	$10.42

Total Return[5]
Based on net asset value	3.94%	2.42%	0.83%	3.45%	4.56%

Ratios to Average Net Assets
Total expenses[6]	1.70%	1.71%[7]	1.72%[7]	1.74%[7]	1.77%[7]

Total expenses after fees waived and/or reimbursed[6]	1.70%	1.70%	1.71%	1.73%	1.76%

Net investment income[6]	3.08%	3.19%	3.25%	3.15%	3.19%

Supplemental Data
Net assets, end of year (000)	$133,144	$128,754	$129,526	$151,454	$123,040

Portfolio turnover rate	112%	72%	78%	87%	91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,

	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	N/A

[7]

Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2015, August 31, 2014 and August 31, 2013, the ratio would have been 1.71%, 1.73% and 1.74%, respectively. There was no financial impact to the expense ratio for the year ended August 31, 2016.

See Notes to Financial Statements.

30	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Financial Highlights (continued)

	Investor C1
	Year Ended August 31,
	2017	2016	2015[1]	2014[1]	2013[1]

Per Share Operating Performance
Net asset value, beginning of year	$10.12	$10.20	$10.46	$10.42	$10.31

Net investment income[2]	0.34	0.35	0.36	0.36	0.37
Net realized and unrealized gain (loss)	0.07	(0.09)	(0.24)	0.02	0.12 [3]

Net increase from investment operations	0.41	0.26	0.12	0.38	0.49

Distributions from net investment income[4]	(0.34)	(0.34)	(0.38)	(0.34)	(0.38)

Net asset value, end of year	$10.19	$10.12	$10.20	$10.46	$10.42

Total Return[5]
Based on net asset value	4.11%	2.69%	1.19%	3.73%	4.84%

Ratios to Average Net Assets
Total expenses[6]	1.44%	1.45%	1.45%	1.47%[7]	1.51%[7]

Total expenses after fees waived and/or reimbursed[6]	1.44%	1.44%	1.45%	1.46%	1.49%

Net investment income[6]	3.39%	3.46%	3.53%	3.41%	3.55%

Supplemental Data
Net assets, end of year (000)	$14,792	$47,450	$56,260	$75,517	$87,176

Portfolio turnover rate	112%	72%	78%	87%	91%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Includes redemption fees, which are less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31,
	2017	2016	2015	2014	2013
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%	N/A

[7]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the years ended August 31, 2014 and August 31, 2013, the ratio would have been 1.45% and 1.49%, respectively.

See Notes to Financial Statements.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	31

Financial Highlights (concluded)

	Class K
	Year Ended August 31, 2017	Period March 28, 2016[1] to August 31, 2016

Per Share Operating Performance
Net asset value, beginning of period	$10.11	$9.90

Net investment income[2]	0.42	0.19
Net realized and unrealized gain	0.08	0.21

Net increase from investment operations	0.50	0.40

Distributions from net investment income[3]	(0.42)	(0.19)

Net asset value, end of period	$10.19	$10.11

Total Return[4]
Based on net asset value	5.05%	4.05%[5]

Ratios to Average Net Assets
Total expenses[6]	0.65%	0.63%[7]

Total expenses after fees waived and/or reimbursed[6]	0.63%	0.63%[7]

Net investment income[6]	4.08%	4.44%[7]

Supplemental Data
Net assets, end of period (000)	$200,103	$6,258

Portfolio turnover rate	112%	72%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended August 31, 2017	Period March 28, 2016[1] to August 31, 2016
Investments in underlying funds	0.01%	0.01%

[7]	Annualized.

See Notes to Financial Statements.

32	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Massachusetts business trust. These financial statements relate to one series of the Trust, BlackRock Floating Rate Income Portfolio (“Floating Rate Income” or the “Fund”).

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for issuance to shareholders of BlackRock Senior Floating Rate Fund II, Inc. in connection with such fund’s reorganization and through dividend and capital gain reinvestment by current holders. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional and Class K Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None
Investor C1 Shares	No	No2	None

1	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

2	A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income (in the form of cash) and non-cash dividend income (in the form of additional securities) are recorded on the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Payment-in-kind interest income is accrued as interest income and is reclassified as payment-in-kind interest income when the additional securities are received. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts, forward foreign currency exchange contracts and swaps) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	33

Notes to Financial Statements (continued)

investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standard: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be

34	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Notes to Financial Statements (continued)

reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include Market approach, Income approach and Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs:

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

 (i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

 (ii)   recapitalizations and other transactions across the capital structure; and

(iii)   market multiples of comparable issuers.

Income approach

 (i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

 (ii)   quoted prices for similar investments or assets in active markets; and

(iii)   other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	35

Notes to Financial Statements (continued)

Cost approach

 (i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

 (ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)   relevant news and other public sources; and

(iv)   known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing Market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

36	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Notes to Financial Statements (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest

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Notes to Financial Statements (continued)

rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Fund may also enter into unfunded floating rate loan interests and bridge loan commitments (“commitments”). Bridge loan commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. As of period end, the Fund had outstanding bridge loan commitments of $11,830,000. In connection with either of these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Commitment fees received in advance and unrecognized are recorded in the Statement of Assets and Liabilities as deferred income. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Fund had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
Allied Universal Holdco LLC (FKA USAGM Holdco, LLC)	$4,372,623	$4,350,760	$4,361,692	$10,932

5. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

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Notes to Financial Statements (continued)

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Fund writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — The Fund purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Fund’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Fund purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Fund and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Fund will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay

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Notes to Financial Statements (continued)

the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Fund receives payment from or makes a payment to the counterparty.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

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Notes to Financial Statements (continued)

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.550%
$1 Billion - $2 Billion	0.500%
$2 Billion - $3 Billion	0.475%
Greater than $3 Billion	0.450%

Service and Distribution Fees: The Trust, on behalf of the Fund, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor C	Investor C1
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.50%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended August 31, 2017, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor C	Investor C1	Total
$1,537,150	$1,363,232	$268,326	$3,168,708

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended August 31, 2017, the Fund paid the following to the Manager in return for these services, which are shown as administration —class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$496,953	$122,972	$27,265	$7,155	$32,696	$687,041

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities

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Notes to Financial Statements (continued)

receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended August 31, 2017, the Fund paid $128 for Institutional Shares to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended August 31, 2017, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor C	Investor C1	Total
$9,950	$5,500	$2,267	$280	$17,997

For the year ended August 31, 2017, the following table shows the class specific transfer agent fees borne directly by each class of the Fund:

Institutional	Investor A	Investor C	Investor C1	Class K	Total
$1,316,041	$717,346	$110,412	$23,912	$48,014	$2,215,725

Other Fees: For the year ended August 31, 2017, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $27,723.

For the year ended August 31, 2017, affiliates received CDSCs as follows:

Investor A	$18,666
Investor C	$22,992

Expense Limitations, Waivers and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived by the Manager in the Statement of Operations. The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. For the year ended August 31, 2017, the amount waived was $152,926.

Effective September 1, 2016, the Manager voluntarily agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee. Effective December 29, 2016, the waiver became contractual through December 31, 2017. This contractual agreement may be terminated upon 90 days’ notice by a majority of the independent trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived by the Manager in the Statement of Operations. For the year ended August 31, 2017, the amount waived was $9,588.

With respect to the Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitation as a percentage of average daily net assets is as follows:

Institutional	Investor A	Investor C	Investor C1	Class K
0.70%	1.05%	1.80%	1.80%	0.65%

The Manager has agreed not to reduce or discontinue this contractual expense limitation through December 31, 2017, unless approved by the Board, including a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund.

These amounts waived and/or reimbursed are included in fees waived by the Manager and shown as administration fees waived — class specific and transfer agent fees reimbursed — class specific in the Statement of Operations. For the year ended August 31, 2017, class specific expense waivers and/or reimbursements are as follows:

	Institutional	Class K	Total
Administration fees waived	$8,732	$4,348	$13,080
Transfer agent fees reimbursed	—	$20,910	$20,910

With respect to the contractual expense caps, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

42	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Notes to Financial Statements (continued)

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

For the year ended August 31, 2017, the Manager recouped class specific waivers and/or reimbursements previously recorded by the Fund in the amount of $17,919 for Institutional Shares.

On August 31, 2017, the class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring August 31,
	2017	2018	2019
Institutional	—	—	$8,732
Class K	—	—	$25,258

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC , the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

The Fund’s activity in the Interfund Lending Program during the period for which loans were no longer outstanding was as follows:

	Borrower or Lender	Average Loan Balance[1]	Weighted Average Interest Rate[1]	Interest Income[1]
BlackRock Real Estate Securities Fund	Borrower	$10,000	1.31%	—	[2]

[1]	Reflects actual activity for the period.

[2]	Rounds to less than $1.

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer and Trustees in the Statement of Operations.

7. Purchases and Sales:

For the year ended August 31, 2017, purchases and sales of investments, including paydowns and excluding short-term securities, were $4,410,541,368 and $3,795,764,435, respectively.

8. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	43

Notes to Financial Statements (continued)

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended August 31, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of August 31, 2017, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, nondeductible expenses, foreign currency transactions and the expiration of capital loss carryforwards were reclassified to the following accounts:

Paid-in capital	$(36,166,119)
Undistributed net investment income	$(1,213,411)
Accumulated net realized loss	$37,379,530

The tax character of distributions paid was as follows:

	8/31/17	8/31/16
Ordinary income	$137,482,658	$113,890,476

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$215,381
Capital loss carryforwards	(63,011,604)
Net unrealized gains[1]	2,651,682

Total	$(60,144,541)

[1]

The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the tax deferral of losses on wash sales and straddles and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.

As of August 31, 2017, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires August 31,
No expiration date[2]	$57,335,741
2018	5,675,863

Total	$63,011,604

[2]	Must be utilized prior to losses subject to expiration.

During the year ended August 31, 2017, the Fund utilized $12,608,786 of its capital loss carryforward.

As of August 31, 2017, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$3,841,608,381

Gross unrealized appreciation	$25,283,845
Gross unrealized depreciation	(22,627,465)

Net unrealized appreciation	$2,656,380

9. Bank Borrowings:

BlackRock Funds II, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Of the aggregate $2.1 billion commitment amount, $500 million is specifically designated to the Fund and BlackRock Credit Strategies Income Fund in the aggregate. The remaining $1.6 billion commitment is available to all Participating Funds, but the Fund and BlackRock Credit Strategies Income Fund can borrow up to an additional $350 million in the aggregate of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2018 unless extended or renewed. Participating Funds paid administration, legal and arrangement fees, which are included

44	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Notes to Financial Statements (continued)

in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended August 31, 2017, the Fund did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) general economy; (ii) overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Fund.

With futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

Concentration Risk: The Fund may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	45

Notes to Financial Statements (concluded)

The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended August 31, 2017		Year Ended August 31, 2016
	Shares	Amount	Shares	Amount
Institutional
Shares sold	138,271,337	$1,412,529,273	164,646,397	$1,640,411,647
Shares issued in reinvestment of distributions	7,799,260	79,669,558	6,110,938	61,090,232
Shares redeemed	(102,377,612)	(1,043,745,917)	(127,064,739)	(1,268,337,056)

Net increase	43,692,985	$448,452,914	43,692,596	$433,164,823

Investor A
Shares sold	26,528,130	$270,843,293	20,656,634	$206,180,410
Shares issued in reinvestment of distributions	1,982,198	20,245,863	1,850,243	18,484,081
Shares redeemed	(23,735,234)	(242,547,995)	(26,307,874)	(262,180,982)

Net increase (decrease)	4,775,094	$48,541,161	(3,800,997)	$(37,516,491)

Investor C
Shares sold	4,503,967	$45,963,715	3,776,845	$37,720,998
Shares issued in reinvestment of distributions	359,921	3,674,958	343,524	3,430,183
Shares redeemed	(4,532,618)	(46,274,071)	(4,096,019)	(40,812,209)

Net increase	331,270	$3,364,602	24,350	$338,972

Investor C1
Shares sold	369	$3,774	972	$9,643
Shares issued in reinvestment of distributions	76,904	784,934	112,679	1,125,365
Shares redeemed	(3,316,767)	(33,923,489)	(940,822)	(9,413,330)

Net decrease	(3,239,494)	$(33,134,781)	(827,171)	$(8,278,322)

			Period March 28, 2016[1] to August 31, 2016
			Shares	Amount
Class K
Shares sold	28,935,866	$294,820,244	3,422,799	$34,002,300
Shares issued in reinvestment of distributions	466,344	4,765,939	29,177	293,031
Shares redeemed	(10,391,559)	(106,113,915)	(2,833,221)	(28,476,149)

Net increase	19,010,651	$193,472,268	618,755	$5,819,182

Total Net Increase	64,570,506	$660,696,164	39,707,533	$393,528,164

[1]	Commencement of Operations.

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

46	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and the Shareholders of BlackRock Floating Rate Income Portfolio:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Floating Rate Income Portfolio (the “Fund”), a series of BlackRock Funds II, as of August 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Floating Rate Income Portfolio, a series of BlackRock Funds II as of August 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

October 23, 2017

Important Tax Information (Unaudited)

During the fiscal year ended August 31, 2017, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Payable Dates
Interest-Related Dividends for Non-U.S. Residents[1]	September 2016 - December 2016	85.04%
	January 2017 - August 2017	85.64%
Qualified Dividend Income for Individuals[2]	September 2016 - December 2016	1.31%
	January 2017 - August 2017	0.41%
Dividends Qualifying for the Dividend Received Deduction for Corporations[2]	September 2016 - December 2016	1.31%
	January 2017 - August 2017	0.41%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
[2]	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	47

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 6, 2017 (the “April Meeting”) and May 9-10, 2017 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock Floating Rate Income Portfolio (the “Fund”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s adherence to its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds as determined by Broadridge1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs, closed-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by the Fund to BlackRock; and (g) sales and redemption data regarding the Fund’s shares.

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

48	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Disclosure of Investment Advisory Agreement (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, with respect to the Fund, for a one-year term ending June 30, 2018. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock

The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	49

Disclosure of Investment Advisory Agreement (continued)

can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, second, and second quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed the Fund’s underperformance during the one-year period.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund

The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2016 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

50	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Disclosure of Investment Advisory Agreement (concluded)

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, with respect to the Fund, for a one-year term ending June 30, 2018. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	51

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2,3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	27 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	27 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	27 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) from 1979 to 2017; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Burtons Grill (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	27 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003.	27 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical; UPS Corporation (delivery service); Ferroglobe (metals)
Henry Gabbay 1947	Trustee	Since 2017	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	27 RICs consisting of 98 Portfolios	None
Lena G. Goldberg 1949	Trustee	Since 2016	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	27 RICs consisting of 98 Portfolios	None

52	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2,3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees (concluded)
Henry R. Keizer 1956	Trustee	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	27 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John F. O’Brien 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	27 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	27 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	27 RICs consisting of 98 Portfolios	None

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	53

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2,3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	27 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	127 RICs consisting of 316 Portfolios	None

[1]  The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]  Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; and Roberta Cooper Ramo, 1999.

[4]  Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

54	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

[1]  The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]  Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent, and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Custodian The Bank of New York Mellon New York, NY 10286	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Distributor BlackRock Investments, LLC New York, NY 10022

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	55

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

56	BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FLOATING RATE INCOME PORTFOLIO	AUGUST 31, 2017	57

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

FRI-8/17-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”) has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez Henry R. Keizer Stuart E. Eizenstat Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Portfolio	$94,886	$96,021	$2,000	$0	$17,500	$17,500	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,154,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,129,000 and $2,154,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Floating Rate Income Portfolio	$19,500	$17,500

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,129,000	$2,154,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2 (a)(2) – Certifications – Attached hereto (a)(3) – Not Applicable (b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: July 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: July 16, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: July 16, 2018